                                       GG3

                      Structural and Collateral Term Sheet
                          $3,361,571,000 (approximate)

                   GREENWICH CAPITAL COMMERCIAL FUNDING CORP.,
                                  AS DEPOSITOR

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-GG3

                   Greenwich Capital Financial Products, Inc.
                         Goldman Sachs Mortgage Company
                         Commerzbank AG, New York Branch
                              Mortgage Loan Sellers

                      GMAC Commercial Mortgage Corporation
                                 Master Servicer

                      GMAC Commercial Mortgage Corporation
                                Special Servicer

                                January 12, 2005

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

GOLDMAN, SACHS & CO.                                [RBS GREENWICH CAPITAL LOGO]

                          Co-Lead Bookrunning Managers

BANC OF AMERICA SECURITIES LLC                          BEAR, STEARNS & CO. INC.
CREDIT SUISSE FIRST BOSTON                                   WACHOVIA SECURITIES

STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

                              OFFERED CERTIFICATES

                                                           APPROX. %                           ASSUMED
                                                APPROX.   OF CUT-OFF   WEIGHTED                 FINAL
                               CERTIFICATE      CREDIT       DATE      AVERAGE     PRINCIPAL DISTRIBUTION
  CLASS       S&P    MOODYS      BALANCE        SUPPORT     BALANCE     LIFE(1)    WINDOW(1)   DATE(1)    RATE TYPE
---------------------------------------------------------------------------------------------------------------------

   A-1        AAA     Aaa       $120,775,000     20.000%      3.350%       2.40    3/05 -        5/09        (4)
                                                                                     5/09
---------------------------------------------------------------------------------------------------------------------
                                                                                   5/09 -
   A-2        AAA     Aaa     $1,197,229,000     20.000%     33.211%       4.74      1/10        1/10        (4)
---------------------------------------------------------------------------------------------------------------------
                                                                                   1/10 -
   A-3        AAA     Aaa       $100,464,000     20.000%      2.787%       5.66      8/11        8/11        (4)
---------------------------------------------------------------------------------------------------------------------
                                                                                   8/11 -
   A-4        AAA     Aaa       $545,363,000     20.000%     15.128%       6.73      1/12        1/12        (4)
---------------------------------------------------------------------------------------------------------------------
                                                                                   1/12 -
   A-5        AAA     Aaa       $103,193,000     20.000%      2.863%       7.94      6/14        6/14        (4)
---------------------------------------------------------------------------------------------------------------------
                                                                                   6/14 -
   A-6        AAA     Aaa       $816,897,000     20.000%     22.661%       9.69      12/14      12/14        (4)
---------------------------------------------------------------------------------------------------------------------
                                                                                   12/14 -
   A-J        AAA     Aaa       $229,813,000     13.625%      6.375%       9.84      1/15        1/15        (4)
---------------------------------------------------------------------------------------------------------------------
                                                                                   1/15 -
    B         AA      Aa2       $112,653,000     10.500%      3.125%       9.92      1/15        1/15        (4)
---------------------------------------------------------------------------------------------------------------------
                                                                                   1/15 -
    C         AA-     Aa3        $40,555,000      9.375%      1.125%       9.92      1/15        1/15        (4)
---------------------------------------------------------------------------------------------------------------------
    D          A       A2        $58,580,000      7.750%      1.625%       9.94    1/15 -        2/15        (4)
                                                                                     2/15
---------------------------------------------------------------------------------------------------------------------
    E         A-       A3        $36,049,000      6.750%      1.000%      10.00    2/15 -        2/15        (4)
                                                                                     2/15
=====================================================================================================================

                            NON-OFFERED CERTIFICATES

                                                            APPROX. %                          ASSUMED
                                                 APPROX.   OF CUT-OFF   WEIGHTED                FINAL
                                 CERTIFICATE     CREDIT       DATE       AVERAGE   PRINCIPAL  DISTRIBUTION
 CLASS       S&P     MOODYS        BALANCE       SUPPORT     BALANCE     LIFE(1)    WINDOW(1)   DATE(1)    RATE TYPE
---------------------------------------------------------------------------------------------------------------------

 F(2)        BBB+     Baa1       $45,061,000      5.500%      1.250%      10.05      2/15 -       3/15        (4)
                                                                                      3/15
---------------------------------------------------------------------------------------------------------------------
                                                                                     3/15 -
   G(2)       BBB     Baa2       $36,049,000      4.500%      1.000%      10.08       3/15        3/15        (4)
---------------------------------------------------------------------------------------------------------------------
                                                                                     3/15 -
   H(2)      BBB-     Baa3       $40,555,000      3.375%      1.125%      10.08        3/15       3/15        (4)
---------------------------------------------------------------------------------------------------------------------
                                                                                     3/15 -
   J2)        BB+     Ba1         $9,013,000      3.125%      0.250%      10.08        3/15       3/15        (4)
---------------------------------------------------------------------------------------------------------------------
                                                                                     3/15 -
   K(2)       BB      Ba2        $13,518,000      2.750%      0.375%      10.08        3/15       3/15        (4)
---------------------------------------------------------------------------------------------------------------------
                                                                                     3/15 -
   L(2)       BB-     Ba3        $18,025,000      2.250%      0.500%      10.08        3/15       3/15        (4)
---------------------------------------------------------------------------------------------------------------------
                                                                                     3/15 -
   M(2)       B+       B1        $13,518,000      1.875%      0.375%      10.08        3/15       3/15        (4)
---------------------------------------------------------------------------------------------------------------------
                                                                                     3/15 -
   N(2)        B       B2         $9,012,000      1.625%      0.250%      10.08        3/15       3/15        (4)
---------------------------------------------------------------------------------------------------------------------
                                                                                     3/15 -
   O(2)       B-       B3        $13,519,000      1.250%      0.375%      10.08        3/15       3/15        (4)
---------------------------------------------------------------------------------------------------------------------
   P(2)       NR       NR        $45,061,432      0.000%      1.250%      12.22      3/15 -
                                                                                       8/24       8/24        (4)
---------------------------------------------------------------------------------------------------------------------
 XP(2, 3)     AAA     Aaa                  $      NA          NA           NA         NA          NA        Variable
                                                                                                               IO
---------------------------------------------------------------------------------------------------------------------
 XC(2, 3)     AAA     Aaa     $3,604,902,432      NA          NA           NA         NA          NA        Variable
                                                                                                               IO
=====================================================================================================================

------------------------------------

(1)  As of the cut-off date, the weighted average life, principal window and assumed final payment date were calculated assuming no prepayments will be made on the mortgage loans prior to their related maturity dates and the other assumptions set forth under "YIELD AND MATURITY CONSIDERATIONS -
     Yield Considerations" in the prospectus supplement.
(2)  Not offered hereby. Any information provided herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.
(3)  The class XP and class XC certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the class XP and class
     XC certificates as described in the prospectus supplement. The interest rate applicable to each component of the class XP and class XC certificates for each payment date will be as specified in the prospectus supplement.
(4)  For any distribution date the pass-through rates on the class A-1, class
     A-2, class A-3, class A-4, class A-5, class A-6, class A-J, class B, class
     C, class D, class E, class F, class G, class H, class J, class K, class L, class M, class N, class O, and class P certificates will equal one of (i) a fixed rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted if necessary to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average rate specified in clause (ii) or
     (iv) the weighted average rate specified in clause (ii) less a specified percentage.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -2-

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

GENERAL CHARACTERISTICS(1)

Initial mortgage pool balance......................................................................   $3,604,902,433
Number of mortgage loans...........................................................................              143
Number of mortgaged properties.....................................................................              159
Percentage of investment grade shadow rated loans..................................................            19.3%
Weighted average underwritten debt service coverage ratio(2)(3)....................................             1.63
Maximum underwritten debt service coverage ratio(2)(3).............................................             2.93
Minimum underwritten debt service coverage ratio(2)(3).............................................             1.12
Weighted average cut-off date loan-to-value ratio(2)(3)............................................            68.3%
Maximum cut-off date loan-to-value ratio(2)(3).....................................................            81.9%
Minimum cut-off date loan-to-value ratio(2)(3).....................................................            46.1%
Average cut-off date principal balance.............................................................      $25,209,108
Maximum cut-off date principal balance.............................................................     $250,391,108
Minimum cut-off date principal balance.............................................................       $1,119,979
Weighted average mortgage interest rate............................................................           5.458%
Maximum mortgage interest rate.....................................................................           6.756%
Minimum mortgage interest rate.....................................................................           4.430%
Percentage of initial pool balance of mortgage loans secured by mortgaged real properties occupied by a single tenant
   (certain of such single tenants may have one or more sub-tenants at such properties)............             1.9%

------------------------------------

(1)  Unless otherwise noted, the initial mortgage pool balance and all other financial and statistical information provided in this term sheet include the pari passu notes in the trust secured by the Grand Canal Shoppes at the
     Venetian Property and the 1370 Avenue of the Americas property but do not include the related pari passu notes that are outside the trust nor, with respect to these or any other mortgage loans in a split loan structure, any related subordinate note.
(2)  For the purpose of calculating underwritten debt service coverage ratios and loan-to-value ratios in this term sheet, the cut-off date principal balance for each mortgage loan in a split loan structure (x) includes the cut-off date principal balance of the pari passu mortgage loan in the trust plus the cut-off date principal balance of any pari passu mortgage loan that is not in the trust, and (y) excludes the cut-off date principal balance of any subordinate mortgage loan in that split loan structure.
(3)  With respect to the following mortgage loans, these calculations exclude earnouts, escrows or performance guarantees in the following amounts: North
     Star Mall, $10,000,000, Mall St. Matthews, $17,500,000, Grand Canal Shoppes
     at the Venetian, $37,000,000, Groton Estates, $3,525,000, Bloomfield Park
     Gateway Center, $2,175,000, Prairie Glen Medical Office Buildings B and C,
     $625,000 and Palmer Park Shopping Center, $784,375.

                                 PROPERTY TYPES

                                             AGGREGATE
                          NUMBER OF        CUT-OFF DATE       % OF INITIAL                            WTD. AVG.
                          MORTGAGED         PRINCIPAL        MORTGAGE POOL                        CUT-OFF DATE LTV
  PROPERTY TYPE           PROPERTIES        BALANCE ($)         BALANCE         WTD. AVG. DSCR          RATIO
  -------------           ----------       -----------       -------------      --------------    -----------------

Office                        70           1,761,387,920          48.9%               1.59              71.7%
Retail                        59           1,337,551,837          37.1%               1.56              64.4%
Hospitality                    8             318,911,378           8.8%               2.28              60.6%
Multifamily                   16             152,679,936           4.2%               1.39              76.3%
Industrial                     5              31,689,205           0.9%               1.44              77.3%
Self-Storage                   1               2,682,157           0.1%               1.57              74.5%
                             ---           -------------         ------               ----              -----
                             159           3,604,902,433         100.0%               1.63              68.3%
                             ===           =============         ======               ====              =====

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -3-

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                               PROPERTY LOCATIONS

                           NUMBER OF         AGGREGATE CUT-OFF    % OF INITIAL                       WTD. AVG.
                           MORTGAGED          DATE PRINCIPAL      MORTGAGE POOL      WTD. AVG.     CUT-OFF DATE
  PROPERTY LOCATION        PROPERTIES          BALANCE ($)           BALANCE           DSCR          LTV RATIO
  -----------------        ----------          -----------        -------------      --------      ------------

Texas                           11             586,634,017            16.3%             1.88           64.0%
New York                         7             582,750,000            16.2%             1.62           68.1%
California                      29             439,615,452            12.2%             1.41           72.8%
Nevada                          12             313,900,453             8.7%             1.60           56.9%
Hawaii                           3             227,400,000             6.3%             1.31           71.6%
Arizona                          5             172,762,258             4.8%             2.63           61.6%
Kentucky                         4             167,213,425             4.6%             1.68           62.1%
Pennsylvania                     4             118,464,672             3.3%             1.79           72.9%
Georgia                          9             117,435,724             3.3%             1.60           72.2%
North Carolina                   6              83,962,186             2.3%             1.35           79.5%
Other States(1)                 69             794,764,245            22.0%             1.47           72.9%
                               ---           -------------           ------             ----           -----
                               159           3,604,902,433           100.0%             1.63           68.3%
                               ===           =============           ======             ====           =====

------------------------------------

(1) Includes 24 states and Washington DC.

                         CUT-OFF DATE PRINCIPAL BALANCES

                                                                   AGGREGATE CUT-OFF DATE           % OF INITIAL
RANGE OF CUT-OFF DATE BALANCES ($)   NUMBER OF MORTGAGE LOANS       PRINCIPAL BALANCE ($)      MORTGAGE POOL BALANCE
----------------------------------   ------------------------       ---------------------      ---------------------

Less than 2,500,001                               8                       14,203,441                     0.4%
2,500,001 - 5,000,000                            30                      110,165,502                     3.1%
5,000,001 - 7,500,000                            23                      143,478,180                     4.0%
7,500,001 - 10,000,000                           16                      137,824,761                     3.8%
10,000,001 - 12,500,000                           9                      101,659,714                     2.8%
12,500,001 - 15,000,000                          12                      168,877,692                     4.7%
15,000,001 - 17,500,000                           6                       98,852,316                     2.7%
17,500,001 - 20,000,000                           4                       75,877,689                     2.1%
20,000,001 - 22,500,000                           6                      125,264,360                     3.5%
22,500,001 - 25,000,000                           1                       23,694,569                     0.7%
25,000,001 - 50,000,000                          10                      349,876,512                     9.7%
50,000,001 - 75,000,000                           6                      383,550,000                    10.6%
75,000,001 - 100,000,000                          4                      363,336,163                    10.1%
100,000,001 - 200,000,000                         4                      583,327,634                    16.2%
200,000,001 - 275,000,000                         4                      924,913,900                    25.7%
                                                ---                    -------------                   ------
                                                143                    3,604,902,433                   100.0%
                                                ===                    =============                   ======

------------------------------------

The average Cut-off Date principal balance is $25,209,108.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -4-

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                                 MORTGAGE RATES

                                                                   AGGREGATE CUT-OFF DATE           % OF INITIAL
    RANGE OF MORTGAGE RATES (%)      NUMBER OF MORTGAGE LOANS       PRINCIPAL BALANCE ($)      MORTGAGE POOL BALANCE
    ---------------------------      ------------------------       ---------------------      ---------------------

Less than 5.249                                   20                   1,352,127,494                    37.5%
5.250 - 5.499                                     35                     542,691,607                    15.1%
5.500 - 5.749                                     34                     501,189,463                    13.9%
5.750 - 5.999                                     22                     495,435,753                    13.7%
6.000 - 6.249                                     21                     409,063,102                    11.3%
6.250 - 6.499                                      8                     163,058,333                     4.5%
6.500 - 6.749                                      2                      93,136,680                     2.6%
6.750 - 6.999                                      1                      48,200,000                     1.3%
                                                 ---                   -------------                   ------
                                                 143                   3,604,902,433                   100.0%
                                                 ===                   =============                   ======

------------------------------------

The weighted average Mortgage Rate is 5.458%.

                          DEBT SERVICE COVERAGE RATIOS

                                                                   AGGREGATE CUT-OFF DATE           % OF INITIAL
          RANGE OF DSCRs             NUMBER OF MORTGAGE LOANS       PRINCIPAL BALANCE ($)      MORTGAGE POOL BALANCE
          --------------             ------------------------       ---------------------      ---------------------

Less than 1.20                                     8                     171,020,943                     4.7%
1.20 - 1.2999                                     23                     729,818,709                    20.2%
1.30 - 1.3999                                     36                     588,382,724                    16.3%
1.40 - 1.4999                                     20                     245,200,602                     6.8%
1.50 - 1.5999                                     17                     113,165,646                     3.1%
1.60 - 1.6999                                     12                     457,314,399                    12.7%
1.70 - 1.7999                                     10                     184,792,185                     5.1%
1.80 - 1.8999                                      8                     433,790,469                    12.0%
1.90 - 1.9999                                      4                     230,366,756                     6.4%
2.00 - 2.2499                                      3                     297,050,000                     8.2%
2.25 - 2.7499                                      1                      19,000,000                     0.5%
2.75 - 2.9999                                      1                     135,000,000                     3.7%
                                                 ---                   -------------                   ------
                                                 143                   3,604,902,433                   100.0%
                                                 ===                   =============                   ======

------------------------------------

The weighted average Debt Service Coverage Ratio is 1.63x.

                        CUT-OFF DATE LOAN-TO-VALUE RATIOS

             RANGE OF                                              AGGREGATE CUT-OFF DATE           % OF INITIAL
    CUT-OFF DATE LTV RATIOS (%)      NUMBER OF MORTGAGE LOANS       PRINCIPAL BALANCE ($)      MORTGAGE POOL BALANCE
    ---------------------------      ------------------------       ---------------------      ---------------------

Less than 55.00                                    6                     348,602,441                     9.7%
55.01 - 60.00                                      2                     261,691,108                     7.3%
60.01 - 65.00                                     13                     611,377,867                    17.0%
65.01 - 70.00                                     21                     643,735,389                    17.9%
70.01 - 75.00                                     37                     689,882,056                    19.1%
75.01 - 80.00                                     60                     997,474,745                    27.7%
80.01 - 85.00                                      4                      52,138,827                     1.4%
                                                 ---                   -------------                   ------
                                                 143                   3,604,902,433                   100.0%
                                                 ===                   =============                   ======

------------------------------------

The weighted average Cut-off Date LTV Ratio is 68.3%.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -5-

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                               AMORTIZATION TYPES

                                                                   AGGREGATE CUT-OFF DATE           % OF INITIAL
         AMORTIZATION TYPE           NUMBER OF MORTGAGE LOANS       PRINCIPAL BALANCE ($)      MORTGAGE POOL BALANCE
-------------------------------      ------------------------       ---------------------      ---------------------

Amortizing                                        66                   1,304,019,809                     36.2%
Interest Only, Then Amortizing                    59                   1,419,091,000                     39.4%
Interest Only                                     15                     848,260,000                     23.5%
Fully Amortizing                                   3                      33,531,623                      0.9%
                                                 ---                   -------------                   ------
                                                 143                   3,604,902,433                    100.0%
                                                 ===                   =============                   ======

                           ORIGINAL TERMS TO MATURITY

             RANGE OF                                              AGGREGATE CUT-OFF DATE           % OF INITIAL
ORIGINAL TERMS TO MATURITY (MONTHS)  NUMBER OF MORTGAGE LOANS       PRINCIPAL BALANCE ($)      MORTGAGE POOL BALANCE
-----------------------------------  ------------------------       ---------------------      ---------------------

   0 - 60                                          21                  1,004,420,057                    27.9%
  61 - 96                                          19                    855,292,118                    23.7%
109 - 132                                         100                  1,711,658,635                    47.5%
133 - 192                                           2                      7,851,818                     0.2%
193 - 252                                           1                     25,679,805                     0.7%
                                                  ---                  -------------                   ------
                                                  143                  3,604,902,433                   100.0%
                                                  ===                  ==============                  ======

------------------------------------

The weighted average original term to maturity is 94 months.

                           REMAINING TERMS TO MATURITY

        RANGE OF REMAINING                                         AGGREGATE CUT-OFF DATE           % OF INITIAL
    TERMS TO MATURITY (MONTHS)       NUMBER OF MORTGAGE LOANS       PRINCIPAL BALANCE ($)      MORTGAGE POOL BALANCE
------------------------------       ------------------------       ---------------------      ---------------------

   0 - 60                                         22                   1,254,811,164                    34.8%
  61 - 96                                         18                     604,901,010                    16.8%
109 - 130                                        100                   1,711,658,635                    47.5%
131 - 190                                          2                       7,851,818                     0.2%
191 - 250                                          1                      25,679,805                     0.7%
                                                 ---                   -------------                   ------
                                                 143                   3,604,902,433                   100.0%
                                                 ===                   =============                   ======

------------------------------------

The weighted average remaining term to maturity is 91 months.

                           ORIGINAL AMORTIZATION TERMS

         RANGE OF ORIGINAL                                         AGGREGATE CUT-OFF DATE           % OF INITIAL
    AMORTIZATION TERMS (MONTHS)      NUMBER OF MORTGAGE LOANS       PRINCIPAL BALANCE ($)      MORTGAGE POOL BALANCE
-------------------------------      ------------------------       ---------------------      ---------------------

Interest Only                                     15                     848,260,000                    23.5%
151 - 240                                          3                      33,531,623                     0.9%
241 - 360                                        125                   2,723,110,809                    75.5%
                                                 ---                   -------------                   ------
                                                 143                   3,604,902,433                   100.0%
                                                 ===                   =============                   ======

------------------------------------

The weighted average original amortization term is 353 months.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -6-

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                       REMAINING STATED AMORTIZATION TERMS

        RANGE OF REMAINING                                         AGGREGATE CUT-OFF DATE           % OF INITIAL
    AMORTIZATION TERMS (MONTHS)      NUMBER OF MORTGAGE LOANS       PRINCIPAL BALANCE ($)      MORTGAGE POOL BALANCE
-------------------------------      ------------------------       ---------------------      ---------------------

Interest Only                                     15                     848,260,000                    23.5%
151 - 240                                          3                      33,531,623                     0.9%
241 - 360                                        125                   2,723,110,809                    75.5%
                                                 ---                   -------------                   ------
                                                 143                   3,604,902,433                   100.0%
                                                 ===                   =============                   ======

------------------------------------

The weighted average remaining amortization term is 352 months.

                                    LOCKBOXES

                                                                   AGGREGATE CUT-OFF DATE           % OF INITIAL
           LOCKBOX TYPE              NUMBER OF MORTGAGE LOANS       PRINCIPAL BALANCE ($)      MORTGAGE POOL BALANCE
-----------------------------        ------------------------       ---------------------      ---------------------

Hard                                              43                   2,687,267,979                    74.5%
Soft                                               8                     191,414,741                     5.3%

                                  ESCROW TYPES

                                                                   AGGREGATE CUT-OFF DATE           % OF INITIAL
          ESCROW TYPE(1)             NUMBER OF MORTGAGE LOANS       PRINCIPAL BALANCE ($)      MORTGAGE POOL BALANCE
-----------------------------------  ------------------------       ---------------------      ---------------------

TI/LC(2)                                         103                   1,935,116,781                    61.8%
Real Estate Tax                                  125                   2,510,931,889                    69.7%
Insurance                                        119                   2,481,529,921                    68.8%
Replacement Reserve                              121                   2,201,907,141                    61.1%

------------------------------------

(1)  Includes initial and ongoing reserves and escrows.
(2)  The statistical information for the TI/LC Reserve percentage of initial mortgage pool balance does not include mortgage loans secured by hospitality, multifamily or self-storage properties.

                          PREPAYMENT PROVISION SUMMARY

                                                                   AGGREGATE CUT-OFF DATE           % OF INITIAL
          PREPAYMENT TYPE            NUMBER OF MORTGAGE LOANS       PRINCIPAL BALANCE ($)      MORTGAGE POOL BALANCE
---------------------------------    ------------------------       ---------------------      ---------------------

Lockout/Defeasance                               128                   3,190,468,008                    88.5%
Lockout/Greater 1% or Yield                        2                     222,870,000                     6.2%
   Maintenance or Defeasance
Lockout/Greater of Declining Fee                   1                     135,000,000                     3.7%
   or Yield Maintenance
Lockout/Greater 1% or Yield
   Maintenance                                    11                      50,964,425                     1.4%
Lockout/Yield Maintenance + 1%                     1                       5,600,000                     0.2%
                                                 ---                   -------------                   ------
                                                 143                   3,604,902,433                   100.0%
                                                 ===                   =============                   ======

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -7-

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                        MORTGAGE POOL PREPAYMENT PROFILE

                                    AGGREGATE     % OF REMAINING   % OF REMAINING
                                    BEGINNING     MORTGAGE POOL     MORTGAGE POOL
                                    PRINCIPAL        BALANCE          BALANCE -     % OF REMAINING
                   MONTHS SINCE    BALANCE(1)       -LOCKOUT/           YIELD        MORTGAGE POOL
      DATE         CUT-OFF DATE    (MILLIONS)       DEFEASANCE       MAINTENANCE    BALANCE - OPEN      % TOTAL
--------------     ------------    ----------       ----------       -----------    --------------      -------

Mar 05                    1           3,605            100.0              0.0              0.0            100.0
Mar 06                   13           3,584            100.0              0.0              0.0            100.0
Mar 07                   25           3,560             89.5             10.5              0.0            100.0
Mar 08                   37           3,528             89.4             10.6              0.0            100.0
Mar 09                   49           3,492             82.9             10.9              6.3            100.0
Mar 10                   61           2,256             87.8             12.2              0.0            100.0
Mar 11                   73           2,224             87.7             12.3              0.0            100.0
Mar 12                   85           1,629             96.4              3.6              0.0            100.0
Mar 13                   97           1,579             96.9              3.1              0.0            100.0
Mar 14                  109           1,547             95.4              3.1              1.5            100.0
Mar 15                  121             223              8.4              0.5             91.1            100.0
Mar 16                  133              18             95.0              5.0              0.0            100.0
Mar 17                  145              16             95.7              4.3              0.0            100.0
Mar 18                  157              14             96.8              3.2              0.0            100.0
Mar 19                  169              12             98.4              1.6              0.0            100.0
Mar 20                  181               9            100.0              0.0              0.0            100.0
Mar 21                  193               8            100.0              0.0              0.0            100.0
Mar 22                  205               6            100.0              0.0              0.0            100.0
Mar 23                  217               4              0.0              0.0            100.0            100.0
Mar 24                  229               2              0.0              0.0            100.0            100.0
Mar 25                  241               0              0.0              0.0              0.0            100.0

------------------------------------

(1)  Calculated assuming that no mortgage loan prepays, defaults or is repurchased prior to stated maturity and that all earnout amounts were released to the borrower. Otherwise calculated based on maturity assumptions to be set forth in the prospectus supplement.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -8-

TRANSACTION TERMS
--------------------------------------------------------------------------------

ISSUE TYPE................................  Sequential Pay REMIC

CUT-OFF DATE..............................  All mortgage loan characteristics are based on balances as of the
                                            relevant cut-off date after
                                            application of all payments due on
                                            or before such date (whether or not
                                            received). The cut-off date for any
                                            mortgage loans that were originated
                                            prior to February 2005 will be its
                                            payment date in February. The
                                            cut-off date for any mortgage loan
                                            originated in February 2005 will be
                                            its date of origination. All
                                            percentages presented herein are
                                            approximate.

MORTGAGE POOL.............................  The mortgage pool consists of 143 mortgage loans with an aggregate
                                            cut-off date balance of
                                            $3,604,902,433, subject to a
                                            variance of +/- 5%. The mortgage
                                            loans are secured by 159 mortgaged
                                            real properties located throughout
                                            34 states and the District of
                                            Columbia.

DEPOSITOR.................................  Greenwich Capital Commercial Funding
                                            Corp.

MORTGAGE LOAN SELLERS.....................  Greenwich Capital Financial
                                            Products, Inc., Goldman Sachs
                                            Mortgage Company and Commerzbank AG,
                                            New York Branch

UNDERWRITERS..............................  Goldman, Sachs & Co. and Greenwich
                                            Capital Markets, Inc. as Co-Lead
                                            Bookrunning Managers

                                            Banc of America Securities LLC,
                                            Bear, Stearns & Co. Inc., Credit
                                            Suisse First Boston LLC Wachovia
                                            Capital Markets, LLC as Co-Managers

TRUSTEE...................................  LaSalle Bank National Association

FISCAL AGENT..............................  ABN AMRO Bank N.V.

MASTER SERVICER...........................  GMAC Commercial Mortgage Corporation

PRIMARY SERVICER..........................  Midland Loan Services, Inc. will act as the initial primary servicer for
                                            the mortgage loans sold to the trust
                                            by Goldman Sachs Mortgage Company
                                            and Commerzbank AG, New York Branch
                                            (other than the Grand Canal Shoppes
                                            at the Venetian loan and certain
                                            other mortgage loans which have
                                            other primary servicing arrangements
                                            in place) and, prior to the
                                            securitization of the 1370 Avenue of
                                            the Americas pari passu mortgage
                                            loans (currently owned by Morgan
                                            Stanley Mortgage Capital Inc.), the
                                            1370 Avenue of the Americas mortgage
                                            loan.

SPECIAL SERVICER..........................  GMAC Commercial Mortgage Corporation

RATING AGENCIES...........................  Moody's Investors Service, Inc. and
                                            Standard and Poor's Ratings
                                            Services, a division of The
                                            McGraw-Hill Companies, Inc.

DENOMINATIONS.............................  $25,000 minimum for the offered certificates.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -9-

TRANSACTION TERMS
--------------------------------------------------------------------------------

CLOSING DATE..............................  On or about February 10, 2005

SETTLEMENT TERMS..........................  Book-entry through DTC for all offered certificates.

DETERMINATION DATE........................  The sixth day of each month, or if such sixth day is not a business
                                            day, the next succeeding business
                                            day.

PAYMENT DATE..............................  The tenth day of each month, or if such tenth day is not a business
                                            day, the next succeeding business
                                            day, provided that the payment date
                                            will be at least four business days
                                            following the determination date.

INTEREST DISTRIBUTIONS....................  Each class of offered certificates will be entitled on each payment
                                            date to interest accrued at its
                                            pass-through rate for such payment
                                            date on the outstanding certificate
                                            balance of such class during the
                                            prior calendar month. Interest on
                                            the offered certificates will be
                                            calculated on the basis of twelve
                                            30-day months and a 360-day year.
                                            Interest will be distributed on each
                                            payment date, to the extent of
                                            available funds, in sequential order
                                            of class designations with class
                                            A-1, class A-2, class A-3, class
                                            A-4, class A-5, class A-6, class XP
                                            and class XC ranking pari passu in
                                            entitlement to interest.

PRINCIPAL DISTRIBUTIONS...................  Distributions will be distributed on each payment date, to the extent of
                                            available funds, to the class of
                                            sequential pay certificates
                                            outstanding with the earliest
                                            alphabetical/numerical class
                                            designation until its certificate
                                            balance is reduced to zero. If, due
                                            to losses, the certificate balances
                                            of the class A-J through class P
                                            certificates are reduced to zero,
                                            payments of principal to the class
                                            A-1, class A-2, class A-3 class A-4,
                                            class A-5 and class A-6 certificates
                                            will be made on a pro rata basis.

LOSSES....................................  Realized losses and additional trust fund expenses, if any, will be
                                            allocated to the class P, class O,
                                            class N, class M, class L, class K,
                                            class J, class H, class G, class F,
                                            class E, class D, class C, class B
                                            and class A-J certificates, in that
                                            order, and then, pro rata, to the
                                            class A-1, class A-2, class A-3,
                                            class A-4, class A-5 and class A-6
                                            certificates.

PREPAYMENT PREMIUMS AND
   YIELD MAINTENANCE CHARGES..............  Any prepayment premiums or yield maintenance charges collected will
                                            be distributed to certificateholders
                                            on the payment date following the
                                            collection period in which the
                                            prepayment occurred. On each payment
                                            date, the holders of any class of
                                            offered certificates and class F,
                                            class G and class H certificates
                                            that is then entitled to principal
                                            distributions will be entitled to a
                                            portion of prepayment premiums or
                                            yield maintenance charges in an
                                            amount equal to the product of (a)
                                            the amount of the prepayment
                                            premiums or yield maintenance
                                            charges net of workout fees and
                                            liquidation fees payable from it,
                                            multiplied by (b) a fraction, the
                                            numerator of which is equal to the
                                            excess, if any, of the pass-through
                                            rate for that class of certificates
                                            over the relevant discount rate, and
                                            the denominator of which is equal to
                                            the excess, if any, of the

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -10-

TRANSACTION TERMS
--------------------------------------------------------------------------------

                                            mortgage interest rate of the
                                            prepaid mortgage loan over the
                                            relevant discount rate, multiplied
                                            by (c) a fraction, the numerator of
                                            which is equal to the amount of
                                            principal payable to that class of
                                            certificates on that payment date,
                                            and the denominator of which is the
                                            Total Principal Payment Amount for
                                            that payment date.

                                            The portion, if any, of the
                                            prepayment premiums or yield
                                            maintenance charges remaining after
                                            any payments described above will be
                                            distributed, prior to     , % to the
                                            holders of the class XC certificates
                                            and          % to the holders of the
                                            class XP certificates, and after   ,
                                            100% to the holders of the class XC
                                            certificates.

ADVANCES..................................  The master servicer and, if it fails to do so, the trustee and, if it
                                            fails to do so, the fiscal agent
                                            will be obligated to make P&I
                                            advances and servicing advances,
                                            including delinquent property taxes
                                            and insurance, but only to the
                                            extent that such advances are deemed
                                            recoverable and in the case of P&I
                                            advances subject to appraisal
                                            reductions that may occur. For some
                                            of the mortgage loans that are part
                                            of a split loan structure, the
                                            master servicer or special servicer
                                            of another securitization may make
                                            servicing advances for the loans
                                            included in our trust.

APPRAISAL REDUCTIONS......................  An appraisal reduction generally will be created in the amount, if
                                            any, by which the principal balance
                                            of a required appraisal loan (plus
                                            other amounts overdue or advanced in
                                            connection with such loan) exceeds
                                            90% of the appraised value of the
                                            related mortgaged property plus
                                            certain escrows and reserves
                                            (including letters of credit) held
                                            with respect to the mortgage loan.
                                            As a result of calculating an
                                            appraisal reduction amount for a
                                            given mortgage loan, the interest
                                            portion of any P&I advance for such
                                            loan will be reduced, which will
                                            have the effect of reducing the
                                            amount of interest available for
                                            distribution to the certificates in
                                            reverse alphabetical order of the
                                            classes. A required appraisal loan
                                            will cease to be a required
                                            appraisal loan when the related
                                            mortgage loan has been brought
                                            current for at least three
                                            consecutive months and no other
                                            circumstances exist which would
                                            cause such mortgage loan to be a
                                            required appraisal loan.

OPTIONAL TERMINATION......................  The depositor, master servicer, the special servicer and certain
                                            certificateholders will have the
                                            option to terminate the trust, in
                                            whole but not in part, and purchase
                                            the remaining assets of the trust on
                                            or after the payment date on which
                                            the stated principal balance of the
                                            mortgage loans then outstanding is
                                            less than 1.0% of the initial
                                            mortgage pool balance. Such purchase
                                            price will generally be at a price
                                            equal to the unpaid aggregate
                                            principal balance of the mortgage
                                            loans (or fair market value in the
                                            case of REO Properties), plus
                                            accrued and unpaid interest and
                                            certain other additional trust fund
                                            expenses, as described in the
                                            prospectus supplement.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -11-

TRANSACTION TERMS
--------------------------------------------------------------------------------

CONTROLLING CLASS.........................  The class of sequential pay certificates (a) that bears the
                                            latest alphabetical class
                                            designation (other than the class
                                            XP, class XC, class R-I and class
                                            R-II certificates) and (b) that has
                                            a certificate balance greater than
                                            25% of its original certificate
                                            balance will be the controlling
                                            class; provided, however, with
                                            respect to certain issues related to
                                            the mortgage loans that are part of
                                            a split structure, the holder of the
                                            majority interest of the related
                                            subordinated or pari passu companion
                                            loan may have certain rights to
                                            direct the special servicer with
                                            respect to servicing matters, as
                                            described in the prospectus
                                            supplement.

TENANTS...................................  References in this term sheet to the rating of a tenant may refer to the
                                            rating of a parent of the actual
                                            tenant and the rated entity may not
                                            be a party to that lease or
                                            guarantee the lease.

ERISA.....................................  The offered certificates are expected to be ERISA eligible.

SMMEA.....................................  The class A-1, class A-2, class A-3, class A-4, class A-5, class A-6,
                                            class A-J, class B and class C
                                            certificates are expected to be
                                            "mortgage-related securities" for
                                            the purposes of SMMEA so long as
                                            they remain rated in one of the two
                                            highest rating categories by a
                                            nationally recognized statistical
                                            rating organization.

None of the offered certificates or the mortgage loans included in the trust are insured or guaranteed by any governmental agency or instrumentality or by any private mortgage insurer or by The Royal Bank of Scotland plc, the depositor, the underwriters, the mortgage loan sellers, the master servicer, the special servicer, or any other party.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -12-

TEN LARGEST MORTGAGE LOANS - TEN LARGEST LOANS
--------------------------------------------------------------------------------

                                                      % OF
                                      CUT-OFF        INITIAL                                 LOAN               CUT-OFF    SHADOW
                     MORTGAGED         DATE          MORTGAGE                               BALANCE               DATE     RATINGS
                        REAL         PRINCIPAL        POOL        PROPERTY      PROPERTY      PER                 LTV     (MOODY'S/
      LOAN NAME      PROPERTIES     BALANCE ($)      BALANCE        TYPE          SIZE      SF/ROOM    DSCR      RATIO       S&P)
      ---------      ----------     -----------      -------        ----          ----      -------    ----      -----      -----

North Star Mall           1          $250,391,108      6.9%        Retail        493,706        $507    1.88      55.3%    Baa2/BBB
Grand Canal Shoppes
   at the Venetian        1          $234,752,792      6.5%        Retail        536,890        $788    1.68      50.4%      A3/A
1440 Broadway             1          $225,000,000      6.2%        Office        741,915        $303    1.29      75.0%
The Crescent              1          $214,770,000      6.0%        Office      1,299,522        $165    2.16      67.5%
498 Seventh Avenue        1          $181,500,000      5.0%        Office        876,704        $207    1.95      62.6%
Mall St. Matthews         1          $154,827,634      4.3%        Retail        700,908        $221    1.70      60.8%
Westin Kierland           1          $135,000,000      3.7%      Hospitality         732    $184,426    2.93      61.4%     Baa3/-
Shops at Wailea           1          $112,000,000      3.1%        Retail        164,425        $681    1.25      67.1%
Waikiki Galleria          1          $100,000,000      2.8%        Office        160,522        $623    1.34      75.5%
Place Properties
   Portfolio              9           $98,660,000      2.7%      Multifamily       1,073     $91,948    1.37      80.0%
                      -----        --------------     -----                                             ----      -----
                         18        $1,706,901,534     47.3%                                             1.78      63.9%
                      =====        ==============     =====                                             ====      =====

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securiti es LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -13-

TEN LARGEST MORTGAGE LOANS - NORTH STAR MALL
--------------------------------------------------------------------------------

[PHOTOS OMITTED]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -14-

TEN LARGEST MORTGAGE LOANS - NORTH STAR MALL
--------------------------------------------------------------------------------

[MAP OMITTED]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -15-

TEN LARGEST MORTGAGE LOANS - NORTH STAR MALL
--------------------------------------------------------------------------------

---------------------------------------------------------
                  PROPERTY INFORMATION

Number of Mortgaged Real Properties                    1
Location (City/State)                       San Antonio,
                                                   Texas
Property Type                                     Retail
Size (sf)                                        493,706
Percentage Mall Shop Occupancy
  as of October 31, 2004                           99.7%
Year Built / Renovated                     1960 / 1980 &
                                                 ongoing
Appraisal Value                             $435,000,000
Underwritten Occupancy                             95.5%
Underwritten Revenues                        $39,132,005
Underwritten Total Expenses                  $11,300,349
Underwritten Net Operating Income
  (NOI)                                      $27,831,656
Underwritten DSCR on NCF                           1.88x
Underwritten Net Cash Flow (NCF)             $27,320,820
---------------------------------------------------------

---------------------------------------------------------
              MORTGAGE LOAN INFORMATION

Originator                          Archon/Commerzbank
Cut-off Date Principal Balance            $250,391,108
Cut-off Date Principal Balance
  PSF/Unit                                     $507.17
Percentage of Initial Mortgage
  Pool Balance                                    6.9%
Number of Mortgage Loans                             1
Type of Security                            Fee Simple
Mortgage Rate                                    4.43%
Original Term to Maturity (Months)                  61
Original Amortization Term
  (Months)                                         360
Cut-off Date LTV Ratio                          55.27%
LTV Ratio at Maturity                           52.65%
Underwritten DSCR on NOI                         1.92x
Shadow Rating(2)                        "BBB" / "Baa2"
---------------------------------------------------------

------------------------------------

(1)  The LTV, DSCR and debt service in this table are based on the total
     $251,000,000 financing reduced by the $10,000,000 performance guarantee described under "--Performance Guarantee" below. The Cut-Off Date LTV (not reduced by the $10,000,000 performance guarantee) is 57.56%. The DSCR (not reduced by the $10,000,000 performance guarantee) is 1.80x.

(2)  S&P and Moody's have confirmed that the North Star Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "BBB" by S&P, and "Baa2" by Moody's.

o    THE LOAN. The mortgage loan (the "NORTH STAR MALL LOAN") is evidenced by two notes and is secured by a first mortgage encumbering a Class-A super regional mall located in San Antonio, Texas (the "NORTH STAR MALL
     PROPERTY"). The North Star Mall Loan represents approximately 6.9% of the initial mortgage pool balance. The North Star Mall Loan was originated on
     November 12, 2004, had an original principal balance of $251,000,000 and a principal balance as of the cut-off date of $250,391,108, and an interest rate of 4.43%. The North Star Mall Loan was jointly originated 50% by
     Archon Financial, L.P. and 50% by Commerzbank AG, New York Branch
     ("COMMERZBANK"), and the loan sellers on the North Star Mall Loan are
     Goldman Sachs Mortgage Company and Commerzbank.

     The North Star Mall Loan had an initial term of 61 months and has a remaining term of 59 months. The loan requires payments of interest and principal based on a 360 month amortization schedule. The scheduled maturity date is the payment date in January 2010. Voluntary prepayment of the North Star Mall Loan is prohibited until the payment date in July 2009 and permitted thereafter without penalty. Defeasance with United States government securities or certain other obligations backed by the full faith and credit of the United States of America is permitted at any time after the second anniversary of the securitization closing date.

o    THE PROPERTY. The North Star Mall Property is a super regional shopping mall with 5 anchors and approximately 186 stores with a gross leasable area of 1,257,000 sf. The North Star Mall Property is located in Bexar County,
     Texas (within the San Antonio MSA). The North Star Mall Property is anchored by a 204,000 sf Dillards, a 239,000 sf Foley's, a 177,000 sf
     Macy's, a 113,500 sf Saks Fifth Avenue and a 90,000 sf Mervyn's. Except for
     33,998 sf of the Saks Fifth Avenue anchor space, none of the anchor space is part of the collateral securing the North Star Mall Loan.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -16-

TEN LARGEST MORTGAGE LOANS - NORTH STAR MALL
--------------------------------------------------------------------------------

The following table represents certain information relating to the anchor tenants at the North Star Mall Property:

                                                              CREDIT RATING OF                             OPERATING
                                                               PARENT COMPANY                COLLATERAL     COVENANT
         ANCHOR                    PARENT COMPANY            (FITCH/MOODY'S/S&P)    GLA        INTEREST    EXPIRATION
---------------------     ---------------------------------  -------------------  -------    -----------   ----------

Foley's                   May Department Store Company          BBB/Baa2/BBB      239,000        No         Expired
Dillard's                 Dillard's Inc.                         BB-/B2/BB        204,000        No         Expired
Macy's                    Federated Department Stores Inc.     BBB+/Baa1/BBB+     177,000        No        4/30/2012
Saks Fifth Avenue         Saks Inc.                              BB-/Ba3/BB       113,500    Partial(1)    11/1/2005
Mervyn's                  Cerberus/Lubert-Adler/Sun Capital       NR/NR/NR         90,000        No         8/1/2005
                                                                                  -------
TOTAL ANCHOR TENANTS                                                              823,500
                                                                                  =======

------------------------------------

(1) Only 33,998 sf of the Saks Fifth Avenue space is part of the collateral.

Originally built in 1960, the North Star Mall Property was renovated in 1980 and is currently undergoing renovation.

In-line tenants (with less than 10,000 sf) report average sales of approximately
$601 psf. Occupancy costs, based on underwritten rent and recoveries, are approximately 13.0% for such in-line space (based on comparable sales, which include tenants that have reported a full year of sales through May 30, 2004).

North Star Mall is a two-level enclosed mall located in San Antonio, Texas.
In-line tenants include The Cheesecake Factory, Guess, Cache, Banana Republic,
Williams Sonoma, Hollister, Pottery Barn Kids, MAC, Gap-Gap Kids and Coach. It
is located in the San Antonio MSA with an average household income of $44,312 and a total population of 1.6 million.

The following table presents certain information relating to the major mall shop tenants at the North Star Mall Property:

TEN LARGEST MORTGAGE LOANS - NORTH STAR MALL
--------------------------------------------------------------------------------

                              TEN LARGEST RETAIL TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)

                                                                                                  ANNUALIZED
                                                                                   % OF TOTAL    UNDERWRITTEN
                              CREDIT RATING                          ANNUALIZED     ANNUALIZED     BASE RENT
                              (FITCH/MOODY'S/   TENANT               UNDERWRITTEN  UNDERWRITTEN     ($ PER        LEASE
        TENANT NAME              S&P)(2)         NRSF    % OF NRSF    BASE RENT     BASE RENT        NRSF)      EXPIRATION
-------------------------    ----------------  -------   ---------    ---------     ---------        -----      ----------

Gap - Gap Kids                 BB+/Ba1/BB+      19,637     4.3%       $765,843         3.8%         $39.00       1/31/2006
Express                        NR/Baa2/BBB      15,315     3.3%        641,392         3.2%          41.88       1/31/2013
A'Gaci                           NR/NR/NR       15,637     3.4%        544,637         2.7%          34.83       1/31/2011
Victoria's Secret              NR/Baa2/BBB       7,813     1.7%        375,024         1.9%          48.00       1/31/2010
Talbots - Talbots Kids          NR/Baa3/A-      12,270     2.7%        368,100         1.8%          30.00       1/31/2007
Casual Corner - Petite
   Sophisticate                  NR/NR/NR        9,037     2.0%        361,480         1.8%          40.00       3/31/2007
Banana Republic                BB+/Ba1/BB+       9,534     2.1%        323,393         1.6%          33.92       5/31/2007
Hollister(3)                     NR/NR/NR        7,362     1.6%        306,443         1.5%          41.63       1/31/2015
Abercrombie & Fitch              NR/NR/NR        9,200     2.0%        303,600         1.5%          33.00       1/31/2006
Pottery Barn Kids                NR/NR/NR        6,754     1.5%        290,422         1.4%          43.00       1/31/2015
                                               --------   -----     -----------      ------         ------
TEN LARGEST OWNED TENANTS                      112,559    24.5%     $4,280,334        21.2%         $38.03
Remaining Owned Tenants                        323,432    70.4%     15,950,204        78.8%          49.32
Vacant Spaces (Owned
   Space)(4)                                    23,717     5.2%              0         0.0%           0.00
                                               --------   -----     -----------      ------         ------
TOTAL ALL OWNED TENANTS                        459,708   100.0%     $20,230,538      100.0%         $46.40
                                               ========  ======     ===========      ======         ======

------------------------------------

(1) Borrower owned in-line space only. Does not include Saks Fifth Avenue's
    33,998 sf of anchor space owned by the borrower.
(2) Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3) The Hollister lease has been executed by the tenant and is currently under final review by the borrower.
(4) Includes 22,307 sf of vacant storage space.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -17-

TEN LARGEST MORTGAGE LOANS - NORTH STAR MALL
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the North Star Mall Property:

                     RETAIL LEASE EXPIRATION SCHEDULE(1)(2)

                                                                                                        ANNUALIZED
                                                                                         % OF TOTAL    UNDERWRITTEN
                                                           CUMULATIVE     ANNUALIZED     ANNUALIZED      BASE RENT
                              EXPIRING         % OF            OF        UNDERWRITTEN   UNDERWRITTEN      ($ PER
 YEAR ENDING DECEMBER 31,    OWNED NRSF     TOTAL NRSF     TOTAL NRSF      BASE RENT      BASE RENT        NRSF)
 ------------------------    ----------     ----------     ----------      ---------      ---------        -----

2004 (Includes MTM)              9,581         2.1%            2.1%         $633,577          3.1%         $66.13
2005                            54,140        11.8%           13.9%        1,830,444          9.1%          33.81
2006                            47,700        10.4%           24.2%        2,107,452         10.4%          44.18
2007                            67,702        14.7%           39.0%        3,354,322         16.6%          49.55
2008                            28,834         6.3%           45.2%        1,599,419          7.9%          55.47
2009                            21,320         4.6%           49.9%        1,433,148          7.1%          67.22
2010                            51,844        11.3%           61.2%        2,643,976         13.1%          51.00
2011                            34,414         7.5%           68.6%        1,591,554          7.9%          46.25
2012                            11,362         2.5%           71.1%          516,230          2.6%          45.43
2013                            43,793         9.5%           80.6%        1,947,196          9.6%          44.46
2014                            22,460         4.9%           85.5%        1,017,113          5.0%          45.29
2015 & Thereafter               42,841         9.3%           94.8%        1,556,108          7.7%          36.32
Vacant(3)                       23,717         5.2%          100.0%                0          0.0%           0.00
                               -------       ------          ------      -----------        ------         ------
TOTAL                          459,708       100.0%          100.0%      $20,230,538        100.0%         $46.40
                               =======       ======          ======      ===========        ======         ======

------------------------------------

(1) Calculated based on approximate square footage occupied by each tenant.
(2) Borrower owned in-line space only. Does not include Saks Fifth Avenue's
    33,998 sf of owned anchor space.
(3) Includes 22,307 sf of vacant storage space.

o    THE BORROWER. The borrower is NS Mall Property LP, a single-member, single-purpose, single-asset entity with a general partner that has an independent director. Legal counsel to the borrower has delivered a non-consolidation opinion in connection with the origination of the North
     Star Mall Loan. The general partner of the borrower is NS Mall GP LLC, which is indirectly owned by General Growth Properties, Inc. General Growth
     Properties, Inc. is a publicly traded real estate investment trust that owns, develops, operates and/or manages shopping malls in over 40 states.
     There is no guarantor of the non-recourse carve-outs under the North Star
     Mall Loan.

o    ESCROWS. During a North Star Cash Sweep Period, the loan documents provide for certain escrows of real estate taxes and insurance, tenant improvements and leasing commissions (in a maximum amount equal to $459,708 per year)
     and capital expenditures (in a maximum amount equal to $98,741 per year). A
     "NORTH STAR CASH SWEEP PERIOD" means the period during the continuance of an event of default under the North Star Mall Loan and/or if the net-operating income of the North Star Mall Property for the prior twelve-month period is less than 85% of the net operating income at origination as of the end of any fiscal quarter until the net-operating income of the North Star Mall Property for the prior twelve-month period is at least equal to 85% of the net operating income at origination as of the end of any fiscal quarter of the borrower.

o    LOCK BOX AND CASH MANAGEMENT. The North Star Mall Loan requires a hard lock box, which is already in place. The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled sweep account. The loan documents also require that all rents received by the borrower or the property manager be deposited into the sweep account, within two business days after receipt. On each business day that no North
     Star Cash Sweep Period exists, all funds in the sweep account will be remitted to an account specified by the borrower. Within 2 business days of commencement of a North Star Cash Sweep Period, the borrower is required to establish a cash management account into which all funds in the sweep account will be remitted on each business day during a North Star Cash
     Sweep Period. During the existence of a North Star Cash Sweep Period, funds in the cash management account will be applied to pay the monthly debt

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -18-

TEN LARGEST MORTGAGE LOANS - NORTH STAR MALL
--------------------------------------------------------------------------------

     service, operating expenses and any required reserves under the loan documents and then released to the borrower. In addition, during the continuance of an event of default, all available cash after the payment of the debt service, operating expenses and any required reserves will be held as additional collateral for the North Star Mall Loan.

o    PERFORMANCE GUARANTEE. A loan guarantee from The Rouse Company Operating
     Partnership, LP, an affiliate of the borrower, was delivered to the lender at closing in respect of the borrower's obligations under the North Star
     Mall Loan in an amount equal to $10,000,000, which amount will be reduced without reinstatement on a quarterly basis by an amount equal to the product of (a) the trailing 12-month actual net operating income for the most recently ended quarter less $27,281,000, multiplied by (b) 8.0, provided that the amount by which such guarantee is reduced may increase from time to time but will never be deemed to decrease. On November 12,
     2004, General Growth Properties, Inc. announced that it had completed a merger with The Rouse Company, and as a result General Growth Properties,
     Inc. is now the indirect parent of The Rouse Company Operating Partnership,
     LP.

o    PROPERTY MANAGEMENT. The North Star Mall Property may be self-managed or may be managed by certain affiliates of the borrower or a manager for whom each Rating Agency has confirmed in writing will not cause the downgrade, withdrawal or qualification of the then current ratings of any class of the series 2005-GG3 certificates. The North Star Mall Property is currently self-managed. The lender may require the borrower to cease managing the property or replace the property manager if an event of default under the
     North Star Mall Loan has occurred and is continuing. During the continuance of a North Star Cash Sweep Period, the fees of the property manager may not exceed market rates for comparable properties in the geographic area.

o    RELEASE OF COLLATERAL. The borrower is permitted under the loan documents to obtain the release of one or more parcels or out lots that at the time of the proposed release are (1) vacant, "non-income" producing and unimproved and (2) to be transferred to a third party in connection with an expansion or other development of the North Star Mall Property subject to, among other things, the borrower delivering to lender (a) evidence that the release of the parcel will not materially diminish the value of the North
     Star Property as collateral for the North Star Mall Loan, (b) an opinion of counsel that any REMIC trust that has acquired the North Star Mall Loan will not fail to maintain its status as a REMIC solely as a result of the release and (c) written confirmation from each Rating Agency that the release would not cause the downgrade, withdrawal or qualification of the then current ratings of any class of the series 2005-GG3 certificates.

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. The North Star Mall Loan documents permit, among other things, (a) the pledge of direct or indirect equity interests in the borrower in connection with Permitted Mezzanine Debt, (b)
     the pledge of indirect interests in the borrower to secure certain inter-affiliate debt, (c) the pledge by certain permitted equityholders of the borrower of indirect interests in the borrower in connection with the pledge of all or substantially all of the assets of such equityholder to secure debt of such equityholder, and (d) the pledge of direct or indirect equity interests in certain permitted equityholders of the borrower, or issuance by such equityholders of preferred equity, or debt granting similar rights as preferred equity. "PERMITTED MEZZANINE DEBT" means indebtedness of a direct or indirect owner of the borrower that is secured by a pledge of the direct or indirect equity interests in the borrower;
     provided that (i) written Rating Agency confirmation that such debt would not result in the downgrade, withdrawal or qualification of the then current ratings of the series 2005-GG3 certificates issued has been obtained and (ii) the property meets certain performance requirements specified in the North Star Mall Loan Agreement, including: (A) the aggregate loan-to-value ratio of the North Star Mall Loan and the mezzanine loan is not in excess of 75%, and (B) the aggregate debt-service-coverage-
     ratio of the North Star Mall Loan and the mezzanine loan for the immediately preceding twelve month period ending on the last day of a fiscal quarter is not less than 1.25x based on the actual loan constant and not less than 0.95 based on an assumed loan constant of 8.75%.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -19-

TEN LARGEST MORTGAGE LOANS - NORTH STAR MALL
--------------------------------------------------------------------------------

o    TERRORISM INSURANCE. The North Star Mall Loan documents require that, during the policy year in which the loan origination occurred, the borrower will maintain terrorism insurance in an amount equal to 100% of the replacement cost of the North Star Mall Property and 100% of the projected annual gross rental income from the North Star Mall Property from the date of the casualty to the date that the North Star Mall Property is repaired or replaced and operations are resumed plus 60 days after the completion of restoration. After such policy year, the borrower is required to use commercially reasonable efforts to maintain such coverage at all times while the North Star Mall Loan is outstanding, provided such coverage is available at commercially reasonable rates. In the event that coverage for terrorism is not included as part of the "all risk" and business income/rental-loss insurance policies, the borrower will be required to purchase terrorism insurance as a separate policy.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -20-

TEN LARGEST MORTGAGE LOANS - GRAND CANAL SHOPPES AT THE VENETIAN
--------------------------------------------------------------------------------

[PHOTOS OMITTED]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -21-

TEN LARGEST MORTGAGE LOANS - GRAND CANAL SHOPPES AT THE VENETIAN
--------------------------------------------------------------------------------

[MAPS OMITTED]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -22-

TEN LARGEST MORTGAGE LOANS - GRAND CANAL SHOPPES AT THE VENETIAN
--------------------------------------------------------------------------------

----------------------------------------------------------
                  PROPERTY INFORMATION

Number of Mortgaged Real Properties                     1
Location (City/State)                   Las Vegas, Nevada
Property Type                                      Retail
Size (sf)                                         536,890
Percentage Occupancy as of May 17, 2004             98.1%
Year Built                                           1999
Appraisal Value                              $766,000,000
Underwritten Occupancy                              95.0%
Underwritten Revenues                         $60,543,181
Underwritten Total Expenses                   $18,859,673
Underwritten Net Operating Income (NOI)       $41,683,508
Underwritten Net Cash Flow (NCF)              $41,156,000
----------------------------------------------------------

----------------------------------------------------------
              MORTGAGE LOAN INFORMATION

Originator                                      Archon
Cut-off Date Principal Balance(1)         $234,752,792
Cut-off Date Principal Balance
  PSF/Unit                                     $787.78
Percentage of Initial Mortgage
  Pool Balance                                    6.5%
Number of Mortgage Loans                             1
Type of Security                       Fee & Leasehold
Mortgage Rate                                    4.78%
Original Term to Maturity (Months)                  59
Original Amortization Term (Months)                360
Cut-off Date LTV Ratio                          50.43%
LTV Ratio at Maturity                           51.32%
Underwritten DSCR on NOI                         1.70x
Underwritten DSCR on NCF                         1.68x
Shadow Rating(2)                            "A" / "A3"
----------------------------------------------------------

------------------------------------

(1)  The $237,000,000 loan represents a 55.5% interest in a $427,000,000 loan.
     The LTV, DSCR and debt service in this table are based on the total
     $427,000,000 financing reduced by the $37,000,000 performance guarantee described under "--Performance Guarantee" below. The Cut-Off Date LTV (not reduced by the $37,000,000 performance guarantee) is 55.22%. The DSCR (not reduced by the $37,000,000 performance guarantee) is 1.53x.
(2)  S&P and Moody's have confirmed that the Grand Canal Shoppes at the Venetian
     Trust Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "A" by S&P, and
     "A3" by Moody's.

o    THE LOAN. The mortgage loan (the "GRAND CANAL SHOPPES AT THE VENETIAN TRUST
     LOAN") is evidenced by four notes, each of which is secured by a first mortgage encumbering the regional mall located at 3355 Las Vegas Blvd S,
     Las Vegas, Nevada and a leasehold interest in certain property located within the Venetian Hotel (the "GRAND CANAL SHOPPES AT THE VENETIAN
     Property"). The Grand Canal Shoppes at the Venetian Trust Loan represents approximately 6.5% of the initial mortgage pool balance. The Grand Canal
     Shoppes at the Venetian Trust Loan was originated on May 17, 2004 by Archon
     Financial, L.P. and was subsequently purchased by Goldman Sachs Mortgage
     Company, and is now jointly owned by Goldman Sachs Mortgage Company and
     Commerzbank AG, New York Branch, each having a 76.6% and 23.4% interest, respectively, in the Grand Canal Shoppes at the Venetian Trust Loan. The
     Grand Canal Shoppes at the Venetian Trust Loan had an original principal balance of $237,000,000 and a principal balance as of the cut-off date of
     $234,752,792, and an interest rate of 4.78%. The Grand Canal Shoppes at the
     Venetian Trust Loan facilitated the acquisition of the property for a purchase price of $766,000,000.

     The Grand Canal Shoppes at the Venetian Trust Loan consists of four of six pari passu mortgage loans totaling $427,000,000. The other mortgage loans secured by the Grand Canal Shoppes at the Venetian Property (the "GRAND
     CANAL SHOPPES AT THE VENETIAN COMPANION LOANS" and together with the Grand
     Canal Shoppes at the Venetian Trust Loan, the "GRAND CANAL SHOPPES AT THE
     VENETIAN LOAN GROUP") are each pari passu in right of payment with the
     Grand Canal Shoppes at the Venetian Trust Loan. The Grand Canal Shoppes at
     the Venetian Trust Loan is represented by note A3, note A4, note A5 and note A6 with an original principal balance of $134,016,393.44,
     $40,983,606.56, $47,480,093.68 and $14,519,906.32, respectively. Note A1 and note A2 have an original principal balance of $145,503,512.88 and
     $44,496,487.12, respectively. Note A1 and note A2 are currently included in the GS Mortgage Securities Corporation II Series 2004-GG2 trust. The Grand
     Canal Shoppes at the Venetian Trust Loan and each Grand Canal Shoppes at the Venetian Companion Loan have the same interest rate, maturity date and amortization term.

     The Grand Canal Shoppes at the Venetian Trust Loan will be an asset of the trust. The holders of the series 2005-GG3 certificates will be entitled to receive all amounts received in respect of the Grand Canal Shoppes at the
     Venetian Trust Loan. The Grand Canal Shoppes at the Venetian Companion
     Loans will not be assets of the trust.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -23-

TEN LARGEST MORTGAGE LOANS - GRAND CANAL SHOPPES AT THE VENETIAN
--------------------------------------------------------------------------------

     The Grand Canal Shoppes at the Venetian Trust Loan and the Grand Canal
     Shoppes at the Venetian Companion Loans are governed by an intercreditor agreement, as described in the prospectus supplement under "Description of the Mortgage Pool--Split Loan Structure" and will be serviced pursuant to the terms of the pooling and servicing agreement of the GS Mortgage
     Securities Corporation II Series 2004-GG2 trust.

     The Grand Canal Shoppes at the Venetian Trust Loan had an initial term of
     59 months and has a remaining term of 51 months. The Grand Canal Shoppes at the Venetian Trust Loan requires payments of interest and principal based on a 360-month schedule. The scheduled maturity date is May 1, 2009.
     Voluntary prepayment of the Grand Canal Shoppes at the Venetian Trust Loan
     is prohibited until the payment date in January 2009 and permitted thereafter without penalty. Defeasance with United States government securities is permitted on any date after the second anniversary of the closing date.

o    THE PROPERTY. The Grand Canal Shoppes at the Venetian Property is a
     high-end retail mall situated within The Venetian Casino Resort (the
     "VENETIAN") on Las Vegas Boulevard in Las Vegas, Nevada. The Grand Canal
     Shoppes at the Venetian Property has a Renaissance-Venice streetscape motif. Decorative features include a painted vaulted ceiling, cobblestone floor tiling, "piazza"-style retail store groupings, and arched bridges over a winding quarter-mile long Venetian-themed indoor water canal running the length of the main mall corridor. The Grand Canal Shoppes at the
     Venetian Property contains a total of 536,890 sf of Gross Leasable Area
     (GLA) in components including: 407,103 sf located on the second and third floors of the Venetian (the "MAIN MALL"), a 38,074 sf, three-level retail annex (the "RETAIL ANNEX") with direct frontage on Las Vegas Boulevard, and
     91,713 sf of GLA located on the first floor of the Venetian around the perimeter of the Venetian Casino (the "CASINO LEVEL SPACE").

     Retail tenants (with less than 10,000 sf) report average sales of $1,008 psf. Occupancy costs, based on underwritten rent and recoveries, are approximately 13.9% for such retail space.

     Tenants of the Main Mall include Banana Republic, New Balance, Brookstone,
     Kenneth Cole and Ann Taylor as well as boutique offerings such as Davidoff,
     Il Prato, Jimmy Choo, BCBG Max Azria, Mikimoto, Burberry and Dooney &
     Bourke. The Main Mall also houses eight restaurants including Wolfgang
     Puck's Postrio, Zefferino Restaurant and Canaletto while the Casino Level
     Space includes nine restaurants such as Lutece, Delmonico Steakhouse,
     Valentino and AquaKnox.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -24-

TEN LARGEST MORTGAGE LOANS - GRAND CANAL SHOPPES AT THE VENETIAN
--------------------------------------------------------------------------------

The following table presents certain information relating to the major tenants at the Grand Canal Shoppes at the Venetian Property:

                                 TEN LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN TOTAL RENT(1)

                                                                                                   ANNUALIZED
                                                                                    % OF TOTAL    UNDERWRITTEN
                              CREDIT RATING                          ANNUALIZED     ANNUALIZED    TOTAL RENT
                                 (FITCH/      TENANT       % OF     UNDERWRITTEN   UNDERWRITTEN     ($ PER        LEASE
        TENANT NAME           MOODY'S/ S&P)     NRSF       NRSF      TOTAL RENT     TOTAL RENT        NRSF)     EXPIRATION
---------------------------   -------------   -------      -----   ------------     ----------     ----------   ----------

Diamond Resorts
   International(2)           BBB/Baa2/BBB+    10,150       1.9%    $ 4,000,000         8.8%          $394.09   12/31/2013
Emporio D'Gondola(3)(4)          NR/NR/NR         922       0.2%     3,500,000          7.7%         3,796.10   12/31/2028
VCR Showroom(4)(5)               NR/NR/NR      38,920       7.2%     3,300,000          7.3%            84.79   12/31/2028
Tao Restaurant & Nightclub       NR/NR/NR      43,679       8.1%     1,750,000          3.9%            40.07   12/31/2013
Sephora                          NR/NR/NR      10,074       1.9%     1,400,000          3.1%           138.97   12/31/2011
Grand Lux Cafe                   NR/NR/NR      19,100       3.6%     1,328,309          2.9%            69.54   12/31/2019
Delmonico Steakhouse             NR/NR/NR      12,750       2.4%     1,018,336          2.2%            79.87   12/31/2009
Regis Galerie                    NR/NR/NR      10,711       2.0%       854,709          1.9%            79.80   12/31/2009
Zeffirino Restaurant             NR/NR/NR      14,585       2.7%       816,760          1.8%            56.00   12/31/2009
Venetzia                         NR/NR/NR         731       0.1%       764,947          1.7%         1,046.44   12/31/2009
                                              -------      -----   -----------       -------         --------
TOTAL LARGEST TENANTS                         161,622      30.1%   $18,733,061         41.3%          $115.91
Remaining Owned Tenants                       365,160      68.0%    26,606,289         58.7%            72.86
Vacant Spaces (Owned Space)                    10,108       1.9%             0          0.0%             0.00
                                              -------     ------   -----------       -------         --------
TOTAL ALL TENANTS                             536,890     100.0%   $46,339,350        100.0%           $86.07
                                              =======     ======   ===========       =======         ========

------------------------------------

(1)  Total Rent includes $35,662,028 of Base Rent and $9,677,322 of Percentage
     Rent and $1,000,000 of Specialty Leasing Rent.
(2)  Diamond Resorts International (whose parent company is Marriott
     International and guarantees the lease) operates a business selling time-share properties out of three small retail kiosks in the Main Mall.
(3)  Emporio D'Gondola operates the gondola ride and related small retail shop within the Main Mall.
(4)  Emporio D'Gondola and the VCR Showroom are leased by the Venetian Casino
     Resort, LLC which is owned by Las Vegas Sands, Inc. (NYSE: LVS) whose principal shareholder is Sheldon G. Adelson.
(5)  VCR Showroom is a 12,000 seat theater, a portion of which is owned by the borrower and leased to the Venetian Casino's Resort, LLC.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -25-

TEN LARGEST MORTGAGE LOANS - GRAND CANAL SHOPPES AT THE VENETIAN
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Grand Canal Shoppes at the Venetian Property:

                          LEASE EXPIRATION SCHEDULE(1)

                                                                                           % OF TOTAL     ANNUALIZED
                                                                            ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                                 % OF        CUMULATIVE    UNDERWRITTEN   UNDERWRITTEN    TOTAL RENT
  YEAR ENDING DECEMBER 31,    EXPIRING NRSF   TOTAL NRSF    OF TOTAL NRSF  TOTAL RENT(2)   TOTAL RENT    ($ PER NRSF)
  ------------------------    -------------   ----------    -------------  -------------   ----------    ------------

2004 (includes MTM)                2,627           0.5%           0.5%         $701,933          1.5%        $267.20
2005                               5,231           1.0%           1.5%          502,975          1.1%          96.15
2006                               9,620           1.8%           3.3%          717,970          1.6%          74.63
2007                               8,096           1.5%           4.8%          979,706          2.2%         121.01
2008                              11,579           2.2%           6.9%          761,450          1.7%          65.76
2009                             215,448          40.1%          47.0%       17,491,122         38.6%          81.18
2010                              42,005           7.8%          54.9%        2,982,902          6.6%          71.01
2011                              13,200           2.5%          57.3%        1,879,107          4.1%         142.36
2012                                   0           0.0%          57.3%                0          0.0%           0.00
2013                             101,151          18.8%          76.2%        8,879,820         19.6%          87.79
2014 & Thereafter                117,825          21.9%          98.1%       10,442,366         23.0%          88.63
Vacant                            10,108           1.9%         100.0%                0          0.0%           0.00
                                 -------         ------         ------      -----------        ------         ------
TOTAL                            536,890         100.0%         100.0%      $45,339,350        100.0%         $86.07
                                 =======         =====          ======      ===========        ======         ======

------------------------------------

(1)  Calculated based on approximate percentage sf occupied by each tenant.
(2)  Total Rent includes $35,662,028 of Base Rent and $9,677,322 of Percentage
     Rent.

o    THE BORROWER. The borrower is Grand Canal Shops II, LLC, a single-asset, special-purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Grand
     Canal Shoppes at the Venetian Trust Loan. The borrower is indirectly wholly-owned by GGP Holding II, Inc., the common stock of which is wholly-owned by GGP Holding, Inc., the common stock of which is wholly-owned by GGP Limited Partnership, a subsidiary of General Growth
     Properties, Inc. There is no guarantor of the non-recourse carve-outs of the Grand Canal Shoppes at the Venetian Trust Loan.

o    ESCROWS. The loan documents provide during a Grand Canal Shoppes at the
     Venetian Cash Sweep Period for certain escrows of real estate taxes and insurance, tenant improvements and leasing commissions and capital expenditures. A "GRAND CANAL SHOPPES AT THE VENETIAN CASH SWEEP PERIOD"
     means the period during the continuance of an event of default under the
     Grand Canal Shoppes at the Venetian Trust Loan and/or if, beginning on June
     30, 2005, the net-operating income at the end of any fiscal quarter of the borrower of the Grand Canal Shoppes at the Venetian Property for the prior twelve-month period is less than 80% of the net operating income at origination (origination date NOI) until the net-operating income as of the end of the fiscal quarter of the borrower of the Grand Canal Shoppes at the
     Venetian Property for the prior twelve-month period is at least equal to
     80% of the net operating income at origination. Notwithstanding the foregoing, the borrower is not required to make deposits into the insurance reserve if the insurance escrow account under the reciprocal easement agreement is being maintained and each party thereto is making any required deposits. Additionally, GGP Holding, Inc., an affiliate of the borrower, has provided a guarantee of certain unfunded obligations of the borrower relating to tenant leases.

o    LOCK BOX AND CASH MANAGEMENT. The loan requires a hard lock box, which is already in place. The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled sweep account.
     The loan documents also require that all cash revenue received by the borrower or the property manager (other than security deposits) be deposited into the lender-controlled sweep account within two business days after receipt. Unless a Grand Canal Shoppes at the Venetian Cash Sweep
     Period is continuing, on each business day any amounts in the lender-controlled sweep account are swept to an account specified by the

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                     -26-

TEN LARGEST MORTGAGE LOANS - GRAND CANAL SHOPPES AT THE VENETIAN
--------------------------------------------------------------------------------

     borrower. During any Grand Canal Shoppes at the Venetian Cash Sweep Period,
     on each business day any amounts in the lender-controlled sweep account are swept to a lender-controlled cash management account. All amounts remaining in the lender-controlled cash management account after payment of the monthly debt service, all required reserves as described above and any other amounts due under the Grand Canal Shoppes at the Venetian Trust Loan will be remitted to an account designated by the borrower. After the occurrence and during the continuation of an event of default, all amounts remaining in the lender-controlled cash management account after payment of the monthly debt service, all required reserves as described above and any other amounts due under the Grand Canal Shoppes at the Venetian Trust Loan are required to be deposited into a reserve account and held as additional collateral for the loan except that prior to an acceleration or monetary event of default, the lender is required to disburse funds against invoices for operating expenses pursuant to a budget approved by lender.

o    PROPERTY MANAGEMENT. The Grand Canal Shoppes at the Venetian Property may
     be self-managed or may be managed by certain affiliates of borrower or a manager or any management company for whom each Rating Agency has confirmed in writing will not cause the downgrade, withdrawal or qualification of then current ratings of any class of the series 2005-GG3 certificates or the GS Mortgage Securities Corporation II, commercial mortgage pass-through certificates, series 2004-GG2. The Grand Canal Shoppes at the Venetian
     Property is currently self-managed. The lender may require the borrower to cease managing the property or replace the property manager if an event of default under the Grand Canal Shoppes at the Venetian Trust Loan has occurred and is continuing. The fees of any successor manager during the continuance of a Grand Canal Shoppes at the Venetian Cash Trap Period may
     not exceed market rates for comparable properties in the applicable geographic area.

o    MASTER LEASE. The borrower net leases the Casino Level Space pursuant to a master lease with Venetian Casino Resort, LLC. The master lease has a remaining term of approximately 89 years and an annual rent of $1 per year.
     The borrower is responsible for paying all taxes and expenses relating to the Casino Level Space, and at the expiration of the term of the master lease has the option to purchase fee title to the Casino Level Space for a nominal exercise price. Generally, the master lease requires that any portion of the Casino Level Space that is currently used as restaurant or retail venue continue to be used for such purpose. Additionally, new restaurant tenants (other than tenants to be located in the food court located in the casino level space) are required to meet certain quality standards and may not be part of a franchised chain.

o    RECIPROCAL EASEMENT AGREEMENT. The borrower is a party to a reciprocal easement agreement with respect to the Grand Canal Shoppes at the Venetian
     Property which governs the interrelationship between the Grand Canal
     Shoppes at the Venetian Property and the Venetian. Under the reciprocal easement agreement, the borrower covenants to continuously operate the
     Grand Canal Shoppes at the Venetian Property and has agreed to maintain the quality standards of the tenant mix at the property. In addition, the borrower is prohibited from leasing space to competitors of the Venetian and other businesses inconsistent with such quality standards. Casualty and business interruption insurance coverage for the Grand Canal Shoppes at the
     Venetian Property is currently provided by a blanket insurance policy covering the Venetian and meeting the requirements under the reciprocal easement agreement. Proceeds of such insurance, as well as condemnation proceeds, are required to be administered in accordance with the provisions of the reciprocal easement agreement. Under the reciprocal easement agreement, a transfer of the Grand Canal Shoppes at the Venetian Property
     (other than to lender (or a subsequent transferee) in connection with foreclosure of a mortgage secured by the property) is subject to a right of first offer in favor of the owner of the Venetian. Additionally, the owner of the Venetian Casino Resort has the right to cure certain defaults of borrower under the Grand Canal Shoppes at the Venetian Casino Loan Group
     and, in the case of an acceleration of the Grand Canal Shoppes at the
     Venetian Loan Group, has the right, subject to satisfaction of certain conditions, to purchase the Grand Canal Shoppes at the Venetian Loan Group at a price equal to the sum of (1) the principal balance of the Grand Canal
     Shoppes at the Venetian Loan Group,

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -27-

TEN LARGEST MORTGAGE LOANS - GRAND CANAL SHOPPES AT THE VENETIAN
--------------------------------------------------------------------------------

     (2) accrued and unpaid interest on the Grand Canal Shoppes at the Venetian
     Loan Group, (3) all other amounts owed by the borrower under the loan documents as of the date of the purchase and (4) all reasonable fees and expenses incurred by the lender in connection with the purchase.

o    NEW RETAIL FACILITY. The owners of the Venetian are developing a hotel, casino and retail complex adjacent to the Venetian, which is currently scheduled to be completed in the second quarter of 2007. An affiliate of the borrower has entered into a forward commitment to purchase the retail complex (which will be contiguous with the Grand Canal Shoppes at the
     Venetian Property), subject to satisfaction of certain conditions. Upon completion, the parties have agreed to operate the Grand Canal Shoppes at the Venetian Property and the new retail complex as an "integrated" mall, including, among other things, providing for joint maintenance, leasing, marketing, management and operation. In the event borrower's affiliate defaults in its obligation to purchase the new retail complex, among other remedies, the owner of the Venetian may purchase the equity interests in the borrower for a purchase price not less than the then-outstanding principal amount of the Grand Canal Shoppes at the Venetian Loan Group.

o    PERFORMANCE GUARANTEE. GGP Holdings, Inc., an affiliate of the borrower, has provided a performance guarantee of the Grand Canal Shoppes at the
     Venetian Loan Group in the amount of $37,000,000, which amount will be reduced without reinstatement on a quarterly basis by an amount equal to
     (i) the product of (a) trailing 12-month actual net operating income for the most recently ended quarter less $43,700,000 multiplied by (b) 9.0 less
     (ii) any reduction amounts applied at a prior determination date.

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. The Grand Canal Shoppes at the
     Venetian loan documents permit, among other things, (a) the pledge of indirect interests in the borrower to secure certain inter-affiliate debt and (b) the pledge of direct interests in borrower, or issuance by borrower of preferred equity, or debt granting similar rights as preferred equity, so long as confirmation is received from each rating agency that the debt would not result in the downgrade, withdrawal or qualification of then then-current ratings on the certificates. In addition, as described above under "--New Retail Facility," under certain circumstances, the owner of the Venetian may purchase equity interests in the borrower.

o    TERRORISM INSURANCE. The loan documents require the borrower to maintain insurance coverage for terrorism, satisfactory to lender (either through such policies not containing a terrorism exclusion, or through separate policies from insurers with ratings reasonably satisfactory to lender). The borrower is required to maintain the terrorism insurance described in the preceding sentence for the year in which the origination date occurs and thereafter is required to use commercially reasonable efforts, consistent with those of prudent owners of institutional quality commercial real estate, to maintain such terrorism coverage at all times while the Grand
     Canal Shoppes at the Venetian Loan Group is outstanding, provided that such coverage is available at commercially reasonable rates. See "Risk
     Factors--Property Insurance" in the prospectus supplement. The terrorism coverage is currently provided by a blanket insurance policy covering the
     Venetian and meeting requirements under the reciprocal easement agreement.
     Proceeds of such insurance are required to be administered in accordance with the provisions of the reciprocal easement agreement, with an amount of up to the first $120,000,000 being paid to lender, with remaining proceeds then being distributed in accordance with the reciprocal easement agreement.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL

REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -28-

TEN LARGEST MORTGAGE LOANS - 1440 BROADWAY
--------------------------------------------------------------------------------

[PHOTO OMITTED]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -29-

TEN LARGEST MORTGAGE LOANS - 1440 BROADWAY
--------------------------------------------------------------------------------

[MAP OMITTED]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -30-

TEN LARGEST MORTGAGE LOANS - 1440 BROADWAY
--------------------------------------------------------------------------------

----------------------------------------------------------
                  PROPERTY INFORMATION

Number of Mortgaged Real Properties                     1
Location (City/State)                  New York, New York
Property Type                                      Office
Size (sf)                                         741,915
Percentage Occupancy as of November
  1, 2004                                           96.6%
Year Built / Renovated                        1928 / 2001
Appraisal Value                              $300,000,000
Underwritten Occupancy                              95.0%
Underwritten Revenues                        $ 33,242,160
Underwritten Total Expenses                  $ 11,765,048
Underwritten Net Operating Income
  (NOI)                                      $ 21,477,112
Underwritten Net Cash Flow (NCF)             $ 20,469,980
----------------------------------------------------------

----------------------------------------------------------
              MORTGAGE LOAN INFORMATION

Originator                                        GCFP
Cut-off Date Principal Balance            $225,000,000
Cut-off Date Principal Balance
  PSF/Unit                                     $303.27
Percentage of Initial Mortgage
  Pool Balance                                    6.2%
Number of Mortgage Loans                             1
Type of Security                            Fee Simple
Mortgage Rate                                    5.78%
Original Term to Maturity (Months)                 120
Original Amortization Term                  36 IO; 360
  (Months)                                  thereafter
Cut-off Date LTV Ratio                          75.00%
LTV Ratio at Maturity                           67.48%
Underwritten DSCR on NOI                         1.36x
Underwritten DSCR on NCF                         1.29x
----------------------------------------------------------

o    THE LOAN. The mortgage loan (the "1440 BROADWAY TRUST LOAN") is evidenced by a single note and is secured by a first mortgage encumbering an office building located at 1440 Broadway, New York, New York (the "1440 BROADWAY
     PROPERTY"). The 1440 Broadway Trust Loan represents approximately 6.2% of the initial mortgage pool balance. The 1440 Broadway Trust Loan is expected to be originated on February 9, 2005, with an original principal balance of
     $225,000,000, a principal balance as of the cut-off date of $225,000,000, and an interest rate of 5.78% per annum. The DSCR and LTV on the 1440
     Broadway Trust Loan are 1.29x and 75.00%, respectively. The proceeds of the
     1440 Broadway Trust Loan will be used to refinance an existing loan.

     The 1440 Broadway Trust Loan is the senior portion of a whole mortgage loan with an original principal balance of $240,000,000. The companion loan to the 1440 Broadway Trust Loan is evidenced by a separate note with an original principal balance of $15,000,000 and a principal balance as of the cut-off date of $15,000,000 and an interest rate of 5.78% per annum (the
     "1440 BROADWAY SUBORDINATE COMPANION LOAN"). The 1440 Broadway Subordinate
     Companion Loan is not an asset of the trust. The 1440 Broadway Trust Loan and the 1440 Broadway Subordinate Companion Loan (collectively, the "1440
     BROADWAY LOAN GROUP") are governed by a co-lender agreement, as described in the prospectus supplement under "Description of the Mortgage Pool--Split
     Loan Structure" and will be serviced pursuant to the terms of the 2005-GG3 pooling and servicing agreement. The DSCR and LTV on the 1440 Broadway Loan
     Group are 1.21x and 80.0%, respectively.

     The 1440 Broadway Trust Loan has an initial and remaining term of 120 months. The loan is interest-only for the first 36 months and amortizes thereafter based on a 360-month schedule, with required monthly payments of
     $1,317,330.08 beginning April 6, 2008. The scheduled maturity date is March
     6, 2015. Voluntary prepayment of the 1440 Broadway Trust Loan is prohibited prior to the payment date in December 2014 and permitted on such payment date and thereafter without penalty. Defeasance with United States government securities is permitted from March 6, 2007.

o    THE PROPERTY. The 1440 Broadway Property is a 741,915 square foot pre-war
     25-story multi-tenant office building that is located on the northeast corner of 40th street and Broadway in New York City, New York. The 1440
     Broadway Property was built in 1928 and underwent a substantial renovation in 2000-2001. The building is located one block south of Times Square with partial northern exposure along 41st Street and maintains a wedding-cake setback design that begins to recede above the 18th floor. The average floor plates are between 20,000 and 35,000 sf between floors 2 and 24 and approximately 16,000 on the 24th and 25th floors. The building has 12 passenger elevators and 2 freight elevators. The area surrounding the 1440
     Broadway Property has amenities including restaurants and theaters.
     Additionally, the building has good public transportation access via the west side subway lines, the 42nd Street subway shuttle, cross-town buses and is in walking distance to both Penn Station and Grand Central Station.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -31-

TEN LARGEST MORTGAGE LOANS - 1440 BROADWAY
--------------------------------------------------------------------------------

     As of November 1, 2004, the 1440 Broadway Property was 96.6% leased.

     The following table presents certain information relating to the major tenants at the 1440 Broadway Property:

                                                                                           % OF
                                                                                           TOTAL          ANNUALIZED
                             CREDIT RATING                               ANNUALIZED      ANNUALIZED      UNDERWRITTEN
                            (FITCH/MOODY'S/    TENANT        % OF       UNDERWRITTEN    UNDERWRITTEN      BASE RENT       LEASE
       TENANT NAME             S&P)(1)          NRSF         NRSF       BASE RENT ($)     BASE RENT      ($ PER NRSF)   EXPIRATION
-----------------------     ---------------   --------       ------     ------------      ---------     -------------   ----------

About.Com (Primedia)           NR/B3/B         206,801        27.9%      $9,697,167           33.5%        $46.89       10/31/2015
Advance Magazine               NR/NR/NR
   Publishers, Inc.                            117,684        15.9%       4,687,724           16.2%         39.83        4/30/2016
Federated                   BBB+/Baa1/BBB+      69,330         9.3%       3,189,180           11.0%         46.00       12/31/2012
Stanley Kaplan                 NR/NR/NR         60,000         8.1%       2,490,000            8.6%         41.50       12/31/2010
Liz Claiborne                NR/Baa2/BBB        92,952        12.5%       2,323,800            8.0%         25.00        1/31/2013
Mizuho Capital                 A-/A1/A-         39,319         5.3%       2,083,907            7.2%         53.00        2/28/2012
                                               -------       -----      -----------          -----         ------
TOTAL LARGEST TENANTS                          586,086        79.0%     $24,471,778           84.5%        $41.75
Remaining Tenants                              130,372        17.6%       4,472,353           15.5%         34.30
Vacant Space                                    25,457         3.4%               0            0.0%          0.00
                                               -------       -----      -----------          -----         ------
TOTAL ALL TENANTS                              741,915       100.0%     $28,944,131          100.0%        $39.01
                                               =======       =====      ===========          =====         ======

------------------------------------

(1) Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the 1440 Broadway Property:

                          LEASE EXPIRATION SCHEDULE(1)

                                                                                     % OF TOTAL       ANNUALIZED
                                                                      ANNUALIZED     ANNUALIZED      UNDERWRITTEN
      YEAR ENDING        EXPIRING         % OF        CUMULATIVE     UNDERWRITTEN   UNDERWRITTEN       BASE RENT
     DECEMBER 31,           NRSF       TOTAL NRSF    OF TOTAL NRSF  BASE RENT ($)     BASE RENT      ($ PER NRSF)
-------------------      --------      ----------    -------------  -------------     ---------      ------------

2005                       13,375         1.8%             1.8%         $906,301          3.1%         $67.76
2006                       84,642        11.4%            13.2%        2,065,830          7.1%          24.41
2007                         0            0.0%            13.2%                0          0.0%           0.00
2008                       2,509          0.3%            13.5%          186,621          0.6%          74.38
2009                        950           0.1%            13.7%           72,362          0.3%          76.17
2010                       60,000         8.1%            21.8%        2,490,000          8.6%          41.50
2011                        510           0.1%            21.8%           23,100          0.1%          45.29
2012                      108,649        14.6%            36.5%        5,273,087         18.2%          48.53
2013                       92,952        12.5%            49.0%        2,323,800          8.0%          25.00
2014                       22,384         3.0%            52.0%          608,942          2.1%          27.20
2015 Thereafter           330,487        44.5%            96.6%       14,994,088         51.8%          29.34
Vacant                     25,457         3.4%           100.0%                0          0.0%           0.00
                          -------       -----            -----       -----------        -----          ------
TOTAL                     741,915       100.0%           100.0%      $28,944,131        100.0%         $39.01
                          =======       =====            =====       ===========        =====          ======

------------------------------------

(1) Calculated based on approximate square footage occupied by each tenant.

o    THE BORROWER. The borrower is a single-asset, bankruptcy-remote entity with an independent director. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 1440
     Broadway Trust Loan. The borrower is directly and indirectly owned by (i)
     Max Global LLC, which is controlled by Monday Properties (formerly known as
     Max Capital Management Corporation ("MONDAY"), (ii) The Landis Group
     (and/or family members of Alan Landis), (iii) David Mandelbaum (and/or his family members) and (iv) certain other minority investors. Max Global LLC indirectly owns approximately 5.1% of the economic interests in the borrower. The Landis Group (and/or family members of Alan Landis) and David
     Mandelbaum (and/or his family members) collectively indirectly own approximately 86% of the economic interests in the 1440 Broadway Borrower.
     Approximately 4.7% of the economic interests in the borrower is

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -32-

TEN LARGEST MORTGAGE LOANS - 1440 BROADWAY
--------------------------------------------------------------------------------

     owned by minority investors in a joint venture controlled by The Landis
     Group (and/or family members of Alan Landis) and David Mandelbaum (and/or his family members) and a minority economic interest in the borrower is owned by an entity owned by Credit Suisse First Boston. Monday and its affiliates control and manage the day-to-day operations of the 1440
     Broadway Property. Monday is owned and controlled by Anthony Westreich.
     Monday is a prominent, institutionally sponsored real estate owner/operator based in New York, with over $1.5 billion of real estate assets under management comprising 4 million square feet. Anthony Westreich guaranteed the non-recourse carveouts of the 1440 Broadway Trust Loan. In connection with such guaranty, Mr. Westreich is required to maintain $2.5 million in liquidity and $40 million in net worth. The Landis Group is a real estate development company established by Alan Landis in 1967. The company has developed, owned and operated in excess of 10 million sf of class-A space.
     David Mandelbaum has been a member of the law firm of Mandelbaum &
     Mandelbaum, P.C. since 1967. Since 1968, he has been a general partner of
     Interstate (an owner of commercial real estate and an investor in securities and partnerships). Mr. Mandelbaum is also a director of
     Alexander's, Inc. and a trustee of Vornado Realty Trust, both real estate investment trusts.

o    ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance premiums. Additionally, the loan documents require the borrower to make monthly payments totaling $185,484 per year for replacement reserves unless the aggregate amount then on deposit in the replacement reserve equals or exceeds $400,000 and make monthly payments totaling $741,912 per year for a tenant improvement and leasing commission reserve unless the aggregate amount then on deposit in the tenant improvement and leasing commission reserve equals or exceeds $2,500,000.
     The borrower is also required to deposit any lease termination payments and security deposits applied or other payments received on account of lease defaults or lease terminations into the tenant improvement and leasing commission reserve. The loan documents also provide for an additional springing tenant improvement and leasing commission reserve (the "1440
     BROADWAY MAJOR LEASE RESERVE") that will commence upon the earlier of (i)
     any one of the leases (each a, "1440 BROADWAY MAJOR LEASE") to Liz
     Claiborne, Federated, Advanced Magazine Publishers, Stanley Kaplan or
     about.com (Primedia) (each, a "1440 BROADWAY MAJOR TENANT") being surrendered, cancelled or terminated prior to its then current expiration date, (ii) the date that is 12 months prior to the end of the term of any
     1440 Broadway Major Lease (as extended), (iii) the date required under a
     1440 Broadway Major Lease by which the applicable 1440 Broadway Major
     Tenant is required to give notice of its exercise of a renewal option thereunder (and such renewal has not been so exercised), but, with respect to all 1440 Broadway Major Leases other than the lease to about.com
     (Primedia) and the lease to Federated, in no event earlier than the date that is 12 months prior to the end of the applicable 1440 Broadway Major
     Lease term, (iv) the failure by a 1440 Broadway Major Tenant to pay any regularly scheduled payments of "base," "fixed" or "minimum" rent due under the applicable 1440 Broadway Major Lease if such failure continues for two consecutive months beyond any applicable notice and cure periods under such
     Major Lease or (v) a 1440 Broadway Major Tenant becomes the subject of an insolvency proceeding. Upon a 1440 Broadway Major Lease Reserve trigger all or a pre-determined portion (for certain 1440 Broadway Major Lease Reserve triggers as set forth in the loan documents) of excess cash flow from the
     1440 Broadway Property will be swept into the 1440 Broadway Major Lease
     Reserve until such time the applicable 1440 Broadway Major Lease Reserve trigger is no longer in effect or until lender determines that sufficient funds or a pre-determined amount (for certain 1440 Broadway Major Lease
     Reserve triggers as set forth in the loan documents) exists in the 1440
     Broadway Major Lease Reserve to pay for anticipated tenant improvement costs and leasing commissions with respect to the applicable space.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -33-

TEN LARGEST MORTGAGE LOANS - 1440 BROADWAY
--------------------------------------------------------------------------------

o    LOCK BOX AND CASH MANAGEMENT. The loan requires a hard lock box, which is already in place. The loan documents require that all rents received by the borrower or the property manager be deposited into a lender-controlled account (as well as any other rents, receipts, security deposits or payments related to lease termination or default) within two business days after receipt. Unless a 1440 Cash Trap Period is in effect, any amounts in the lender controlled account are required to be swept on a daily basis into the borrower's operating account. A "1440 CASH TRAP PERIOD" means any period during which (i) an event of default (as defined in the loan documents) is continuing, until the event of default is cured, (ii) the
     DSCR (based on actual net cash flow) as of the end of any calendar quarter is less than 1.00x, until this DSCR minimum threshold has been achieved as of the end of any subsequent calendar quarter, or (iii) during any time that a 1440 Broadway Major Lease Reserve is triggered, as described under
     "Escrows" above.

o    PROPERTY MANAGEMENT. Max Property Management, LLC, d/b/a Monday Properties,
     an affiliate of the borrower, is the property manager for the 1440 Broadway
     Property. The lender may replace the property manager upon the occurrence and during the continuance of an event of default under the loan agreement, if the manager is in material default under the management agreement
     (beyond applicable notice and cure periods), or upon the gross negligence, malfeasance or willful misconduct of the manager. Max Property Management,
     LLC manages a portfolio of 3,663,153 sf, and has managed the 1440 Broadway
     Property for two years. The monthly management fee is equal to the greater of (i) 3.5% of the gross revenues during the immediately preceding month and (ii) $80,000, provided that any management fee in excess of $83,333 a month is subordinated to the 1440 Broadway Trust Loan and the 1440 Broadway
     Subordinate Companion Loan.

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. Prior to the origination of the 1440
     Broadway Trust Loan, the equity owners of the borrower invested additional funds in the borrower in the form of a mezzanine loan. The mezzanine loan was made by MAXL 1440 Broadway Subordinate Mezzanine LLC to 1440 Broadway
     Subordinate Mezzanine LLC and secured by a pledge of the mezzanine borrower's interest in 1440 Broadway Junior Mezzanine LLC (each of such entities are indirect owners of the borrower). The mezzanine loan matures on January 9, 2023 and, as of the cutoff date, the principal balance on the mezzanine loan is $47,329,545. Payments required under the mezzanine loan are payable only to the extent there is excess cash flow from the 1440
     Broadway Property. If the mezzanine loan borrower fails to make any scheduled payment under the mezzanine loan as a result of insufficient cash flow from the 1440 Broadway Property, such a failure does not constitute a default under the mezzanine loan. The mezzanine loan and the mezzanine lender are subject to a subordination and standstill agreement with the lender pursuant to which the mezzanine loan is expressly subordinate (in lien and in payment) to the 1440 Broadway Trust Loan and the 1440 Broadway
     Subordinate Companion Loan. The subordination and standstill agreement prohibits the mezzanine lender, without lender's consent, from assigning or transferring the mezzanine loan, unless the assignment or transfer is of an interest in MAXL 1440 Broadway Subordinate Mezzanine LLC and provided no such assignment or transfer shall cause an event of default under the 1440
     Broadway Trust Loan documents or violate the transfer limitations set forth in the 1440 Broadway Trust Loan documents. Additionally, the subordination and standstill agreement also prohibits the mezzanine lender, without lender's consent, from (i) materially amending the mezzanine loan documents, (ii) exercising any remedies under the mezzanine loan documents, including the foreclosure upon the pledged membership interests in 1440
     Broadway Junior Mezzanine LLC, (iii) enforcing any obligations of the mezzanine loan borrower under the mezzanine loan and (iv) filing or joining in the filing of any insolvency action against the mezzanine loan borrower.
     The mezzanine lender is obligated under the subordination and standstill agreement to deliver to any lender refinancing the 1440 Broadway Trust Loan a subordination and standstill agreement on substantially the same terms.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -34-

TEN LARGEST MORTGAGE LOANS - 1440 BROADWAY
--------------------------------------------------------------------------------

o    TERRORISM INSURANCE. The 1440 Broadway Property is insured against acts of terrorism as part of its "all-risk" property coverage. The loan documents require the borrower to maintain terrorism insurance in an amount equal to
     100% of the full replacement cost of the 1440 Broadway Property, provided that such coverage is available. In the event terrorism insurance is not included as part of the "all risk" property policy, the borrower will be required to purchase terrorism insurance at a cost up to a premium limit equal to 125% of the aggregate property insurance premiums for the prior year. See "Risk Factors--Property Insurance" in the Prospectus Supplement.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -35-

TEN LARGEST MORTGAGE LOANS - THE CRESCENT
--------------------------------------------------------------------------------

[PHOTO OMITTED]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -36-

TEN LARGEST MORTGAGE LOANS - THE CRESCENT
--------------------------------------------------------------------------------

[MAP OMITTED]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -37-

TEN LARGEST MORTGAGE LOANS - THE CRESCENT
--------------------------------------------------------------------------------

----------------------------------------------------------
                  PROPERTY INFORMATION

Number of Mortgaged Real Properties                     1
Location (City/State)                       Dallas, Texas
Property Type                                      Office
Size (sf)                                       1,299,522
Percentage Occupancy as of October
  31, 2004                                          92.1%
Year Built                                           1985
Appraisal Value                              $318,000,000
Underwritten Occupancy                              95.0%
Underwritten Revenues                         $42,474,466
Underwritten Total Expenses                   $17,000,565
Underwritten Net Operating Income
  (NOI)                                       $25,473,901
Underwritten Net Cash Flow (NCF)              $23,478,993
----------------------------------------------------------

----------------------------------------------------------
              MORTGAGE LOAN INFORMATION

Originator                                      Archon
Cut-off Date Principal Balance            $214,770,000
Cut-off Date Principal Balance
  PSF/Unit                                     $165.27
Percentage of Initial Mortgage
  Pool Balance                                    6.0%
Number of Mortgage Loans                             1
Type of Security                            Fee Simple
Mortgage Rate                                    5.00%
Original Term to Maturity (Months)                  83
Original Amortization Term
  (Months)                               Interest Only
Cut-off Date LTV Ratio                          67.54%
LTV Ratio at Maturity                           67.54%
Underwritten DSCR on NOI                         2.34x
Underwritten DSCR on NCF                         2.16x
----------------------------------------------------------

o    THE LOAN. The mortgage loan (the "CRESCENT LOAN") is evidenced by a single note and is secured by a first mortgage encumbering the office property located at 100-300 and 500 Crescent Court, Dallas, Texas (the "CRESCENT
     PROPERTY"). The Crescent Loan represents approximately 6.0% of the initial mortgage pool balance. The Crescent Loan was originated on November 10,
     2004, had an original principal balance and has a principal balance as of the cut-off date of $214,770,000, and an interest rate of 5.00%. The proceeds of the Crescent Loan were used to acquire the Crescent Property.

     The Crescent Loan had an initial term of 83 months and has a remaining term of 81 months. The Crescent Loan requires payments of interest-only for its entire term. The scheduled maturity date is the payment date in November
     2011. Voluntary prepayment of the Crescent Loan is permitted after the due date in August 2011 without penalty. On any date after the second anniversary of the securitization closing date, the borrower may (i)
     defease the Crescent Loan with United States government securities, or (ii)
     prepay the Crescent Loan with the payment of a yield maintenance charge or prepayment premium.

o    THE PROPERTY. The Crescent Property is located in the Uptown/Turtle Creek
     Class A office market in Dallas, Texas. The Property is made up of The
     Crescent Office Towers and Atrium. It has 3 contiguous buildings with a
     19-story center structure and two adjoining 18-story structures as well as a retail center totaling 1,299,522 sf. The Crescent Property is part of a larger project that includes the Crescent Court Hotel, which is not part of the collateral. The Crescent Property also has a five-level, 2700 stall, underground parking garage. It is located on the edge of Dallas' Central
     Business District, with access to Woodall Rogers Freeway, Dallas North
     Tollway and Central Expressway.

     The Crescent Property was built in 1985. As of October 31, 2004, the property was approximately 92.1% leased to 112 tenants. Based on information provided by the appraiser, the average occupancy over the past
     11 years at the property is 95.6%. The three largest leases in the building represent approximately 17.9% of the space and include leases to Carrington
     Coleman Sloman (6.8% or 87,960 sf), Weil Gotshal & Manges LLP (5.7% or
     74,682 sf) and McKool Smith, PC (5.4% or 70,476 sf).

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -38-

TEN LARGEST MORTGAGE LOANS - THE CRESCENT
--------------------------------------------------------------------------------

     The following table presents certain information relating to the major tenants at the Crescent Property:

                                 TEN LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)

                               CREDIT RATING                                       % OF TOTAL      ANNUALIZED
                                  (FITCH/                            ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                 MOODY'S/      TENANT       % OF    UNDERWRITTEN   UNDERWRITTEN    BASE RENT      LEASE
        TENANT NAME               S&P)(2)        NRSF       NRSF     BASE RENT      BASE RENT     ($ PER NRSF)  EXPIRATION
----------------------------   -------------   --------     ----     ---------      ---------     ------------  ----------

Carrington Coleman Sloman        NR/NR/NR        87,960     6.8%     $2,346,862          6.8%         $26.68     4/30/2006
McKool Smith, PC                 NR/NR/NR        70,476     5.4%      2,314,969          6.7%          32.85     2/28/2007
Weil Gotshal & Manges LLP        NR/NR/NR        74,682     5.7%      2,157,592          6.2%          28.89     11/30/2013
Goldman, Sachs & Company        AA-/Aa3/A+       52,171     4.0%      1,620,891          4.7%          31.07     2/28/2011
Sterling Software, Inc.        BBB-/Ba1/BBB-     59,853     4.6%      1,587,550          4.6%          26.52     7/31/2006
HBK Investments, LP              NR/NR/NR        52,470     4.0%      1,492,587          4.3%          28.45     12/31/2014
Rosewood Property Company        NR/NR/NR        52,151     4.0%      1,408,077          4.1%          27.00     12/31/2008
Salomon Smith Barney Inc.       AA+/Aa1/AA-      43,439     3.3%      1,390,809          4.0%          32.02     9/30/2010
Hicks Muse & Co. Inc.            NR/NR/NR        33,946     2.6%      1,167,787          3.4%          34.40     2/28/2014
Stanley Korshak                  NR/NR/NR        49,355     3.8%      1,029,768          3.0%          20.86     12/31/2012
                                              ---------  ------     -----------        -----          ------
TOTAL LARGEST TENANTS                           576,503    44.4%    $16,516,891         47.6%         $28.65
Remaining Owned Tenants                         620,404    47.7%     18,155,122         52.4%          29.26
Vacant Spaces (Owned Space)                     102,615     7.9%              0          0.0%           0.00
                                              ---------   -----     -----------        -----          ------
TOTAL ALL TENANTS                             1,299,522   100.0%    $34,672,013        100.0%         $28.97
                                              =========   =====     ===========        =====          ======

------------------------------------

(1) Calculated based on approximate percentage sf occupied by each tenant.
(2) Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the Crescent Property:

                          LEASE EXPIRATION SCHEDULE(1)

                                                                                          % OF TOTAL     ANNUALIZED
                                                                           ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                              EXPIRING         % OF         CUMULATIVE    UNDERWRITTEN   UNDERWRITTEN     BASE RENT
 YEAR ENDING DECEMBER 31,       NRSF        TOTAL NRSF    OF TOTAL NRSF     BASE RENT      BASE RENT    ($ PER NRSF)
-------------------------       ----        ----------    -------------     ---------      ---------    ------------

2004 (Includes MTM)            31,426          2.4%             2.4%         $479,499        1.4%           $15.26
2005                           79,940          6.2%             8.6%        2,271,232        6.6%            28.41
2006                          215,760         16.6%            25.2%        6,021,517       17.4%            27.91
2007                          110,225          8.5%            33.7%        3,531,890       10.2%            32.04
2008                          170,768         13.1%            46.8%        5,175,973       14.9%            30.31
2009                           47,991          3.7%            50.5%        1,521,009        4.4%            31.69
2010                          107,871          8.3%            58.8%        2,907,417        8.4%            26.95
2011                          115,276          8.9%            67.7%        3,505,022       10.1%            30.41
2012                           97,961          7.5%            75.2%        2,554,745        7.4%            26.08
2013                           85,001          6.5%            81.7%        2,628,124        7.6%            30.92
2014                          110,719          8.5%            90.3%        3,344,576        9.6%            30.21
2015 & Thereafter              23,969          1.8%            92.1%          731,009        2.1%            30.50
Vacant                        102,615          7.9%           100.0%                0        0.0%             0.00
                            ---------        -----            -----       -----------      -----            ------
TOTAL                       1,299,522        100.0%           100.0%      $34,672,013      100.0%           $28.97
                            =========        =====            =====       ===========      =====            ======

------------------------------------

(1) Calculated based on approximate sf occupied by each tenant.

o    THE BORROWER. The borrower is Crescent TC Investors, L.P., a single asset, special purpose entity, with an independent director. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Crescent Loan. The borrower is 99.9% owned by Crescent
     Big Tex I, L.P. and 0.1% owned by Crescent TCI GP, LLC. There is no guarantor of the non-recourse carve-outs of the Crescent Loan.

o    ESCROWS. The loan documents provide during a Crescent Cash Trap Period for certain escrows of real estate taxes and insurance, tenant improvements and leasing commissions and capital expenditures. A "CRESCENT

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -39-

TEN LARGEST MORTGAGE LOANS - THE CRESCENT
--------------------------------------------------------------------------------

     CASH TRAP PERIOD" means the period during the continuance of an event of default under the Crescent Loan and/or if, beginning on March 31, 2005, the net-operating income at the end of any fiscal quarter of the borrower of the Crescent Property is less than $17,108,000 until the net-operating income for each of two consecutive fiscal quarters following thereafter is at least $18,330,000.

o    LOCK BOX AND CASH MANAGEMENT. The loan requires a hard lock box, which is already in place. The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled account. The loan documents also require that all cash revenue received by the borrower or the property manager (other than tenant security deposits) be deposited into the lender-controlled account within one business day of receipt.
     Unless a Crescent Cash Trap Period is continuing, on each business day any amounts in the lender-controlled account are swept to an account specified by the borrower. During a Crescent Cash Trap Period, any amounts in the lender-controlled account are swept to a lender-controlled cash management account. All amounts remaining in the lender-controlled cash management account after payment of the monthly debt service, all required reserves as described above and any other amounts due under the Crescent Loan will be remitted to an account designated by the borrower. After the occurrence and during the continuation of an event of default, excess cash remaining in the cash management account will not be remitted to the borrower and lender may exercise its rights with respect to such collateral in such order of priority as lender determines.

o    PROPERTY MANAGEMENT. The Crescent Property is managed by Crescent Property
     Services, Inc., an affiliate of the borrower. The management agreement provides for a monthly management fee of three and sixty-seven hundredths percent (3.67%) of gross receipts collected by the property manager during that month. The lender may replace the property manager: (i) if an event of default under the loan agreement is continuing or (ii) if the property manager is in default under the management agreement. The management agreement will terminate upon a transfer of the Crescent Property or an event of default under the Crescent Loan.

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. The Crescent Loan documents permit mezzanine financing secured by the membership or partnership interests in the borrower or the owners of the borrower, subject to certain conditions, including: (i) the loan to value ratio of the Crescent Loan and the mezzanine loan is not in excess of 75%, (ii) the debt-service-coverage-
     ratio for the immediately succeeding twelve month period is not less than the debt-service-coverage-ratio as of the origination date (1.46x) and
     (iii) written rating agency confirmation that the debt would not result in the downgrade, withdrawal or qualification of the then current ratings of any class of the series 2005-GG3 certificates.

o    TERRORISM INSURANCE. The loan documents require the borrower to maintain terrorism insurance in an amount equal to 100% of the replacement cost of the Crescent Property and, in the event that coverage for terrorism is not included as part of the "all-risk" insurance policy, the borrower will be required to purchase terrorism insurance as a separate policy, to the extent available. In either case, however, the borrower will only be required to obtain coverage for terrorism in an amount equal to the lesser of: (i) the coverages required for loss or damage by standard perils and rental loss and/or business interruption insurance or (ii) an amount equal to 150% of the annual insurance premium paid by the borrower. The Crescent
     Property currently has terrorism coverage as part of its "all-risk"
     insurance policy.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -40-

TEN LARGEST MORTGAGE LOANS - 498 SEVENTH AVENUE
--------------------------------------------------------------------------------

[PHOTO OMITTED]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -41-

TEN LARGEST MORTGAGE LOANS - 498 SEVENTH AVENUE
--------------------------------------------------------------------------------

[MAP OMITTED]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -42-

TEN LARGEST MORTGAGE LOANS - 498 SEVENTH AVENUE
--------------------------------------------------------------------------------

----------------------------------------------------------
                  PROPERTY INFORMATION

Number of Mortgaged Real Properties                     1
Location (City/State)                  New York, New York
Property Type                                      Office
Size (sf)                                         876,704
Percentage Occupancy as of November
  1, 2004                                           89.1%
Year Built / Renovated                 1921 / 1998 - 2004
Appraisal Value                              $290,000,000
Underwritten Occupancy                              90.0%
Underwritten Revenues                         $33,012,347
Underwritten Total Expenses                   $13,536,572
Underwritten Net Operating Income
  (NOI)                                       $19,475,775
Underwritten Net Cash Flow (NCF)              $18,050,948
----------------------------------------------------------

----------------------------------------------------------
              MORTGAGE LOAN INFORMATION

Originator                                      Archon
Cut-off Date Principal Balance            $181,500,000
Cut-off Date Principal Balance
  PSF/Unit                                     $207.03
Percentage of Initial Mortgage
  Pool Balance                                    5.0%
Number of Mortgage Loans                             1
Type of Security                            Fee Simple
Mortgage Rate                                    5.04%
Original Term to Maturity (Months)                  60
Original Amortization Term (Months)      Interest Only
Cut-off Date LTV Ratio                          62.59%
LTV Ratio at Maturity                           62.59%
Underwritten DSCR on NOI                         2.10x
Underwritten DSCR on NCF                         1.95x
----------------------------------------------------------

o    THE LOAN. The mortgage loan (the "498 SEVENTH AVENUE LOAN") is evidenced by a single note and is secured by a first mortgage encumbering the office building located at 498 Seventh Avenue, New York, New York (the "498
     SEVENTH AVENUE PROPERTY"). The 498 Seventh Avenue Loan represents approximately 5.0% of the initial mortgage pool balance. The 498 Seventh
     Avenue Loan was originated on December 13, 2004, has an original principal balance and a principal balance as of the cut-off date of $181,500,000, and an interest rate of 5.04%. The proceeds from the 498 Seventh Avenue Loan were used to refinance existing debt on the property.

     The 498 Seventh Avenue Loan has an initial term of 60 months and a remaining term of 59 months. The 498 Seventh Avenue Loan requires payments of interest-only for its entire term. The scheduled maturity date is the payment date in January 2010. Voluntary prepayment of the 498 Seventh
     Avenue Loan is prohibited until the payment date in October 2009 and permitted thereafter without penalty. Defeasance with United States government securities is permitted at any time after the second anniversary of the securitization closing date.

o    THE PROPERTY. The 498 Seventh Avenue Property is a 24-story, 876,704 sf office building with grade level retail, located between 36th and 37th
     Streets in Midtown Manhattan, New York, New York.

     The 498 Seventh Avenue Property was built in 1921 and underwent renovation between 1998 and 2004. As of November 1, 2004, the property was approximately 89.1% leased to 35 tenants. The three largest leases in the building represent approximately 46.6% of the space and include leases to
     Bates Advertising USA, Inc. (23.3% or 204,235 sf) (the "BATES LEASE"),
     Massachusetts Mutual Life Insurance (15.5% or 135,469 sf) and The
     Interpublic Group of Companies, Inc. (7.9% or 69,245 sf). In January 2005,
     Group M Worldwide Inc. ("GROUP M") intends to replace Bates Advertising
     USA, Inc. as the tenant under the Bates Lease, and WPP Group US
     Investments, Inc. (BBB/Baa2/BBB+) will guarantee Group M's obligations under the Bates Lease.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -43-

TEN LARGEST MORTGAGE LOANS - 498 SEVENTH AVENUE
--------------------------------------------------------------------------------

     The following table presents certain information relating to the major tenants at the 498 Seventh Avenue Property:

         TEN LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT

                                   CREDIT                                                 % OF TOTAL     ANNUALIZED
                                   RATING                                  ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                (FITCH/MOODY'S/   TENANT      % OF        UNDERWRITTEN   UNDERWRITTEN    BASE RENT         LEASE
         TENANT NAME               S&P)(2)         NRSF        NRSF        BASE RENT      BASE RENT     ($ PER NRSF)    EXPIRATION
------------------------------  --------------   -------       ----      -------------     ---------     ------------    ----------

Mass Mutual(1)                   AA/Aa3/AAA      135,469       15.5%       $6,131,574        23.5%          $45.26        9/30/2011
Bates / WPP                     BBB/Baa2/BBB+    204,235       23.3%        5,120,964        19.6%           25.07       11/30/2014
Interpublic Group of Companies  BB+/Baa3/BB+      69,245        7.9%        2,659,448        10.2%           38.41       12/31/2014
Hazen & Sawyer, P.C.              NR/NR/NR        62,730        7.2%        1,971,215         7.5%           31.42        3/31/2015
LN Holdings, Inc.                 NR/NR/NR        38,444        4.4%        1,487,770         5.7%           38.70        9/30/2011
Victoria's Secret Stores, Inc.   NR/Baa1/BBB      43,431        5.0%        1,414,375         5.4%           32.57        2/28/2009
Data Broadcasting Corp.           NR/NR/NR        27,386        3.1%          980,419         3.7%           35.80       11/30/2009
Chubb Institute                   NR/NR/NR        24,577        2.8%          976,391         3.7%           39.73       12/31/2011
Siemens Transportation
   Systems, Inc.                  NR/NR/NR        24,487        2.8%          896,045         3.4%           36.59       10/31/2007
Braun Consulting                  NR/NR/NR        16,500        1.9%          681,527         2.6%           41.30        9/30/2008
                                                 -------      ------      -----------       ------          ------
TEN LARGEST TENANTS                              646,504       73.7%      $22,319,728        85.4%          $34.52
Remaining Tenants                                134,374       15.3%        3,826,327        14.6%           28.48
Vacant Space(3)                                   95,826       10.9%                0         0.0%            0.00
                                                 -------      ------      -----------       ------          ------
TOTAL ALL TENANTS                                876,704      100.0%      $26,146,055       100.0%          $33.48
                                                 =======      ======      ===========       ======          ======

------------------------------------

(1)  Mass Mutual is currently subleasing its space to Norton McNaughton of
     Squire and to certain other tenants.
(2)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)  Includes a 417 sf management office that has no associated rent.

The following table presents certain information relating to the lease rollover schedule at the 498 Seventh Avenue Property:

                     OFFICE LEASE EXPIRATION SCHEDULE(1)(3)

                                                                                      % OF TOTAL      ANNUALIZED
                                                     CUMULATIVE       ANNUALIZED      ANNUALIZED     UNDERWRITTEN
                             EXPIRING      % OF          OF          UNDERWRITTEN    UNDERWRITTEN      BASE RENT
 YEAR ENDING DECEMBER 31,      NRSF     TOTAL NRSF   TOTAL NRSF       BASE RENT        BASE RENT     ($ PER NRSF)
 ------------------------      ----     ----------   ----------       ---------        ---------     ------------

2004 (Includes MTM)            1,569        0.2%          0.2%                $0           0.0%           $0.00
2005                           6,936        0.8%          1.0%           139,698           0.5%           20.14
2006                           4,521        0.5%          1.5%           162,032           0.6%           35.84
2007                          26,362        3.0%          4.5%           924,145           3.5%           35.06
2008                          31,430        3.6%          8.1%         1,046,884           4.0%           33.31
2009                          87,253       10.0%         18.0%         2,826,391          10.8%           32.39
2010                          53,033        6.0%         24.1%         1,176,302           4.5%           22.18
2011                          96,335       11.0%         35.1%         4,036,486          15.4%           41.90
2012                          27,777        3.2%         38.2%         1,344,391           5.1%           48.40
2013                           6,977        0.8%         39.0%           423,000           1.6%           60.63
2014                         205,936       23.5%         62.5%         5,210,964          19.9%           25.30
2015 & Thereafter            232,749       26.5%         89.1%         8,855,762          33.9%           38.05
Vacant(2)                     95,826       10.9%        100.0%                 0           0.0%            0.00
                             -------      ------        ------       -----------         ------          ------
TOTAL                        876,704      100.0%        100.0%       $26,146,055         100.0%          $33.48
                             =======      ======        ======       ===========         ======          ======

------------------------------------

(1)  Calculated based on approximate square footage occupied by each tenant.
(2)  Includes a 417 sf management office that has no associated rent.
(3)  Adjusted to reflect Norton McNaughton of Squire's new lease agreement, which is guaranteed by Jones Apparel Group, to become the direct tenant of
     82,702 sf that it currently subleases from Mass Mutual, upon the expiration of the Mass Mutual lease in 2011. The Norton McNaughton of Squire lease will expire in 2018.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -44-

TEN LARGEST MORTGAGE LOANS - 498 SEVENTH AVENUE
--------------------------------------------------------------------------------

o    THE BORROWER. The borrower is 498 Seventh, LLC, a single-asset, special-purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 498
     Seventh Avenue Loan. The borrower is indirectly majority owned by Comfort
     498, Inc., 498 Seventh Avenue, Inc. and SITQ US Investments, Inc. ("SITQ"),
     a subsidiary of Caisse de depot et Placement du Quebec. Loeb Partners
     Realty and Development Corp. ("LOEB") and George Comfort & Sons, Inc.
     ("COMFORT") guaranteed the non-recourse carve-outs of the loan. In addition to Comfort and Loeb, SITQ guaranteed non-recourse carve-outs relating to a bankruptcy of the borrower.

o    ESCROWS. At origination, the borrower deposited $1,923,029 into a reserve for taxes and insurance. The loan documents also provide for the monthly escrow of real estate taxes and insurance. The borrower is also required to reserve any lease termination payments it may receive in respect of any lease, which payments will be released to borrower for application towards tenant improvements and leasing commissions incurred in connection with the procurement of a replacement tenant. During a Low NOI Period, additional reserves in respect of tenant improvements, leasing commissions and capital expenditures will be funded out of revenues deposited into the cash management account. A "LOW NOI PERIOD" is any period for which (1)
     annualized net operating income of borrower is less than 85% of its net operating income as of origination, as measured for any fiscal quarter, until net operating income of borrower is at least 85% of its net operating income as of origination, as measured for any two fiscal quarters or (2) an event of default is continuing under the 498 Seventh Avenue Loan. At origination the borrower was required to deposit $1,000,000 into a litigation reserve account to be applied toward the satisfaction of borrower's remaining liabilities (if any) with respect to the Bates
     Litigation as described under "Litigation" below. In the event it is conclusively determined that borrowers liabilities in connection with the
     Bates Litigation exceed $1,000,000, borrower is required to reserve any such excess amount from revenues deposited in the cash management account.

o    LOCK BOX AND CASH MANAGEMENT. The loan requires a hard lock box, which is already in place. The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled account. The loan documents also require that all cash revenue received by the borrower or the property manager be deposited into the lender-controlled account
     (other than tenant security deposits required to be held in escrow accounts) within one business day after receipt. Unless a 498 Seventh
     Avenue Cash Trap Period is continuing, on each business day, any amounts in the lender-controlled account, after payment of debt service and required reserves, are swept to an account specified by borrower. During any 498
     Seventh Avenue Cash Trap Period, all amounts remaining in the lender-controlled account after payment of the taxes, insurance, monthly debt service, approved operating expenses, and all other required reserves
     (including capital expenditure, leasing commission, tenant improvement and litigation reserves) are required to be deposited into a low-net operating income reserve account and held as additional collateral for the loan. A
     "498 SEVENTH AVENUE CASH TRAP PERIOD" is any period for which (1)
     borrower's net operating income is less than 75% of its net operating income as of origination, as measured for any fiscal quarter, until borrower's net operating income is at least 75% of its net operating income as of origination, as measured for any two fiscal quarters, or (2) an event of default is continuing under the loan.

o    PROPERTY MANAGEMENT. George Comfort & Sons, Inc. is the property manager for the 498 Seventh Avenue Property and is affiliated with the borrower.
     The lender may require the borrower to replace the property manager upon the occurrence and during the continuance of an event of default under the loan agreement, a default by the property manager under the management agreement or a bankruptcy of the property manager. Management fees are equal to 2% of total revenues at the 498 Seventh Avenue Property. The property manager also collects leasing commissions and an annual fee of
     $20,000 (subject to annual CPI increases) for certain other management-related duties.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -45-

TEN LARGEST MORTGAGE LOANS - 498 SEVENTH AVENUE
--------------------------------------------------------------------------------

o    LITIGATION. The borrower is currently involved in litigation with Bates
     Advertising USA, Inc. ("BATES"), the largest tenant at the 498 Seventh
     Avenue Property (the "BATES LITIGATION"). A judgment in the amount of
     $4,529,440.67, plus interest and costs, was entered against borrower in favor of Bates in connection with the Bates Litigation. Bates has acknowledged in an estoppel certificate provided by Bates to lender that it has received rent credits, abatements, offsets and cash in the amount of
     $6,307,456.95 in satisfaction of such judgment; however, the parties continue to dispute the award of Bates' legal fees and the payment of interest on such fees. The borrower is unaware of the amount of such fees.
     While the lender has taken a reserve of $1,000,000 in respect of the disputed legal fees, and the loan documents provide for additional reserves if the amount of any final award or settlement related to such fees is in excess of $1,000,000, to the extent a docketed judgment creates a lien against the real property of a defendant in the State of New York, the judgment against the borrower would be prior to the lien of the mortgage securing the 498 Seventh Avenue Loan.

o    TERRORISM INSURANCE. The 498 Seventh Avenue Property is insured against acts of terrorism as part of its all-risk property insurance. The loan documents require the borrower to maintain terrorism insurance providing coverage in an amount at least equal to the lesser of the replacement cost of the 498 Seventh Avenue Property and the principal amount of the 498
     Seventh Avenue Loan, if and to the extent that such coverage (i) is being obtained by prudent owners of real estate in the United States of similarly located property of a similar type and quality to the 498 Seventh Avenue
     Property or (ii) is otherwise available for a premium of $350,000. If such coverage is not being obtained by prudent owners of real estate in the
     United States or is not otherwise available for a premium of $350,000, borrower is required to obtain such insurance as is available for a premium of $350,000 from such insurers, and with such coverage, as is acceptable to lender.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -46-

TEN LARGEST MORTGAGE LOANS - MALL ST. MATTHEWS
--------------------------------------------------------------------------------

[PHOTOS OMITTED]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -47-

TEN LARGEST MORTGAGE LOANS - MALL ST. MATTHEWS
--------------------------------------------------------------------------------

[MAP OMITTED]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -48-

TEN LARGEST MORTGAGE LOANS - MALL ST. MATTHEWS
--------------------------------------------------------------------------------

----------------------------------------------------------
                  PROPERTY INFORMATION

Number of Mortgaged Real Properties                     1
Location (City/State)                         Louisville,
                                                 Kentucky
Property Type                                      Retail
Size (sf)                                         700,908
Percentage Mall Shop Occupancy
   as of November 9, 2004                           99.7%
Year Built/Renovated                   1962 / 1992 & 1998
Appraisal Value                              $226,000,000
Underwritten Occupancy                              95.0%
Underwritten Revenues                         $20,568,962
Underwritten Total Expenses                    $5,397,484
Underwritten Net Operating Income
  (NOI)                                       $15,171,479
Underwritten Net Cash Flow (NCF)              $14,713,125
----------------------------------------------------------

----------------------------------------------------------
              MORTGAGE LOAN INFORMATION

Originator                             Archon/Commerzbank
Cut-off Date Principal Balance              $154,827,634
Cut-off Date Principal Balance
  PSF/Unit                                       $220.90
Percentage of Initial Mortgage
  Pool Balance                                   $220.90
Number of Mortgage Loans                               1
Type of Security                               Leasehold
Mortgage Rate                                     4.805%
Original Term to Maturity (Months)                    60
Original Amortization Term
  (Months)                                           360
Cut-off Date LTV Ratio                            60.77%
LTV Ratio at Maturity                             57.01%
Underwritten DSCR on NOI                           1.75x
Underwritten DSCR on NCF                           1.70x
----------------------------------------------------------

------------------------------------

(1)  The LTV, DSCR and debt service in this table are based on the total
     $155,000,000 financing reduced by the $17,500,000 performance guarantee as described under "Performance Guarantee" below. The Cut-Off Date LTV (not reduced by the $17,500,000 performance guarantee) is 68.51%. The DSCR (not reduced by the $17,500,000 performance guarantee) is 1.51x.

o    THE LOAN. The mortgage loan (the "MALL ST. MATTHEWS LOAN") is evidenced by two notes and is secured by a first mortgage encumbering a Class-A super regional shopping mall located in Louisville, Kentucky (the "MALL ST.
     MATTHEWS PROPERTY"). The Mall St. Matthews Loan represents approximately
     4.3% of the initial mortgage pool balance. The Mall St. Matthews Loan was originated on December 14, 2004, had an original principal balance of
     $155,000,000 and has a principal balance as of the cut-off date of
     $154,827,634, and an interest rate of 4.805%. The Mall St. Matthews Loan was jointly originated 50% by Archon Financial, L.P. and 50% by Commerzbank
     AG, New York Branch ("COMMERZBANK"), and the loan sellers on the Mall St.
     Matthews Loan are Goldman Sachs Mortgage Company and Commerzbank.

     The Mall St. Matthews Loan had an initial term of 60 months and has a remaining term of 59 months. The loan requires payments of interest and principal based on a 360 month amortization schedule. The scheduled maturity date is the payment date in January 2010. Voluntary prepayment of the Mall St. Matthews Loan is prohibited until the payment date in July
     2009 and permitted thereafter without penalty. Defeasance with United
     States government securities or certain other obligations backed by the full faith and credit of the United States of America is permitted at any time after the second anniversary of the securitization closing date.

o    THE PROPERTY. The Mall St. Matthews Property is a super regional shopping mall with 4 anchor tenants and approximately 120 other stores with a gross leasable area of 1,096,908 sf. The Mall St. Matthews Property is located in the community of St. Matthews in Jefferson County, Kentucky (within the
     Louisville MSA). The Mall St. Matthews Property is anchored by a 230,000 sf
     Dillard's Womens Store, a 220,000 sf Dillard's Men, Children & Homestore, a
     166,000 sf J.C. Penney and a 120,000 sf currently vacant fourth anchor space (formerly Lord & Taylor). The Dillard's Womens anchor is not part of the collateral securing the Mall St. Matthews Loan, nor are the improvements on the J.C. Penney anchor space.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -49-

TEN LARGEST MORTGAGE LOANS - MALL ST. MATTHEWS
--------------------------------------------------------------------------------

     The following table represents certain information relating to the anchor tenants at the Mall St. Matthews Property:

                                                    CREDIT RATING OF                                    OPERATING
                                                     PARENT COMPANY                     COLLATERAL       COVENANT
           ANCHOR              PARENT COMPANY     (FITCH/MOODY'S/S&P)       GLA          INTEREST       EXPIRATION
--------------------------     --------------     -------------------     -------      ------------     ----------

Dillard's Womens               Dillard's                BB-/B2/BB         230,000           No             2005
Dillard's Men, Children
   & Homestore                 Dillard's                BB-/B2/BB         220,000          Yes             2008
J.C. Penney                    J.C. Penney                                             Leasehold in
                               Company, Inc.           BB-/Ba3/BB+        166,000       Land Only          2017
Vacant Anchor
   (Former Lord & Taylor)                                                 120,000          Yes              N/A
                                                                          -------
TOTAL ANCHOR TENANTS                                                      736,000
                                                                          =======

Originally built in 1962, the Mall St. Matthews Property was last renovated in
1992 and 1998.

In-line tenants (with less than 10,000 sf) report average sales of approximately
$391 psf. Occupancy costs, based on underwritten rent and recoveries, are approximately 12.6% for such in-line space (based on comparable sales, which include tenants that have reported a full year of sales through June 30, 2004).

Mall St. Matthews is a single-level enclosed mall located at the southwest quadrant of Shelbyville Road and I-264 (Watterson Expressway), with direct access to I-264 and in close proximity to I-64 and I-71. The property includes two sit-down restaurants and an 11-tenant food court. In-line tenants include
Pottery Barn, Williams-Sonoma, Brooks Brothers, Brookstone, J.Jill, Hollister,
The Limited, Victoria's Secret and Abercrombie & Fitch. It is located in the
Louisville MSA with an average household income of $70,200 and a total population of over 1 million.

The following table presents certain information relating to the major mall shop tenants at the Mall St. Matthews Property:

                            TEN LARGEST RETAIL TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)(2)

                                                                                  % OF TOTAL      ANNUALIZED
                              CREDIT RATING                        ANNUALIZED     ANNUALIZED     UNDERWRITTEN
                             (FITCH/MOODY'S/    TENANT     % OF   UNDERWRITTEN    UNDERWRITTEN    BASE RENT        LEASE
        TENANT NAME              S&P)(3)         NRSF      NRSF     BASE RENT       BASE RENT    ($ PER NRSF)   EXPIRATION
-----------------------      ---------------    ------     ----  -------------   -------------   ------------   ----------

Express Bath & Body            NR/Baa2/BBB      21,335     5.9%     $384,030           3.4%         $18.00       1/31/2008
The Limited                    NR/Baa2/BBB      18,480     5.1%      332,640           2.9%          18.00       1/31/2008
For Your Entertainment           NR/NR/NR        9,622     2.7%      288,660           2.5%          30.00       1/31/2009
Charlotte Russe                  NR/NR/NR        6,930     1.9%      277,200           2.4%          40.00       1/31/2014
New York & Company             NR/Baa2/BBB      14,225     3.9%      256,050           2.3%          18.00       1/31/2008
Brooks Brothers                  NR/NR/NR        6,610     1.8%      236,695           2.1%          35.81      10/31/2007
Arhaus                           NR/NR/NR       10,200     2.8%      234,600           2.1%          23.00       4/30/2008
Fashion Shop(4)                  NR/NR/NR       22,268     6.2%      222,680           2.0%          10.00       1/31/2005
Pottery Barn                     NR/NR/NR       10,885     3.0%      210,599           1.9%          19.35       1/31/2013
Dawahare's(4)                    NR/NR/NR       18,900     5.2%      202,230           1.8%          10.70       2/28/2005
                                               -------   ------  -----------         ------         ------
TEN LARGEST OWNED TENANTS                      139,455    38.6%   $2,645,384          23.3%         $18.87
Remaining Owned Tenants                        220,267    61.0%    8,701,171          76.7%          39.50
Vacant Space (Owned Space)                       1,186     0.3%            0           0.0%           0.00
                                               -------   ------  -----------         ------         ------
TOTAL ALL OWNED TENANTS                        360,908   100.0%  $11,346,555         100.0%         $31.54
                                               =======   ======  ===========         ======         ======

------------------------------------

(1)  Calculated based on approximate square footage occupied by each tenant.
(2)  Borrower owned in-line space only. Does not include 340,000 sf of owned anchor space.
(3)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(4)  Tenant is expected to be downsized and/or replaced as part of the re-merchandising plan for a section of the mall in 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -50-

TEN LARGEST MORTGAGE LOANS - MALL ST. MATTHEWS
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Mall St. Matthews Property:

                     RETAIL LEASE EXPIRATION SCHEDULE(1)(2)

                                                                                       % OF TOTAL     ANNUALIZED
                                                                         ANNUALIZED    ANNUALIZED    UNDERWRITTEN
                                EXPIRING      % OF      CUMULATIVE OF   UNDERWRITTEN  UNDERWRITTEN     BASE RENT
  YEAR ENDING DECEMBER 31,     OWNED NRSF   TOTAL NRSF   TOTAL NRSF      BASE RENT      BASE RENT    ($ PER NRSF)
----------------------------   ----------   ----------   ----------      ---------      ---------    ------------

2004 (Includes MTM)                 174       0.0%          0.0%            $2,088         0.0%          $12.00
2005                             83,586      23.2%         23.2%         2,189,087        19.3%           26.19
2006                             24,566       6.8%         30.0%           680,358         6.0%           27.70
2007                             34,771       9.6%         39.6%         1,235,255        10.9%           35.53
2008                            104,505      29.0%         68.6%         3,267,256        28.8%           31.26
2009                             15,653       4.3%         72.9%           737,426         6.5%           47.11
2010                              4,108       1.1%         74.1%           262,666         2.3%           63.94
2011                             19,337       5.4%         79.4%           671,682         5.9%           34.74
2012                              6,992       1.9%         81.4%           261,230         2.3%           37.36
2013                             24,850       6.9%         88.3%           722,891         6.4%           29.09
2014                             29,638       8.2%         96.5%         1,053,108         9.3%           35.53
2015 & Thereafter                11,542       3.2%         99.7%           263,508         2.3%           22.83
Vacant                            1,186       0.3%        100.0%                 0         0.0%            0.00
                                -------     -----         -----        -----------       -----           ------
TOTAL                           360,908     100.0%        100.0%       $11,346,555       100.0%          $31.54
                                =======     =====         =====        ===========       =====           ======

------------------------------------

(1)  Calculated based on approximate square footage occupied by each tenant.
(2)  Borrower owned in-line space only. Does not include 340,000 sf of owned anchor space.

o    THE BORROWER. The borrower is MSM Property L.L.C., a single-member, single-purpose, single-asset entity. Legal counsel to the borrower has delivered a non-consolidation opinion in connection with the origination of the Mall St. Matthews Loan. MSM Property L.L.C. is indirectly owned by
     General Growth Properties, Inc. General Growth Properties, Inc. is a
     publicly traded real estate investment trust that owns, develops, operates and/or manages shopping malls in over 40 states. There is no guarantor of the non-recourse carve-outs under the Mall St. Matthews Loan.

o    ESCROWS. The loan documents provide during a Mall St. Matthews Cash Sweep
     Period for certain escrows of real estate taxes and insurance, tenant improvements and leasing commissions (in a maximum amount equal to $479,621 per year) and capital expenditures (in a maximum amount equal to $95,924 per year). A "MALL ST. MATTHEWS CASH SWEEP PERIOD" means the period during the continuance of an event of default under the Mall St. Matthews Loan and/or if the net-operating income of the Mall St. Matthews Property for the prior twelve-month period is less than 85% of the net operating income at origination as of the end of any fiscal quarter until the net-operating income of the Mall St. Matthews Property for the prior twelve-month period is at least equal to 85% of the net operating income at origination as of the end of any fiscal quarter of the borrower.

o    LOCK BOX AND CASH MANAGEMENT. The Mall St. Matthews Loan requires a hard lock box, which is already in place. The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled sweep account. The loan documents also require that all rents received by the borrower or the property manager be deposited into the sweep account, within two business days after receipt. On each business day that no Mall St. Matthews Cash Sweep Period exists, all funds in the sweep account will be remitted to an account specified by the borrower.
     Within 2 business days of commencement of a Mall St. Matthews Cash Sweep
     Period, the borrower is required to establish a cash management account into which all funds in the sweep account will be remitted on each business day during a Mall St. Matthews Cash Sweep Period. During the existence of a
     Mall St. Matthews Cash Sweep Period, funds in the cash management account will be applied to pay the monthly debt service, operating expenses and any required reserves under the loan documents and then released to the borrower. In addition, during the continuance of an event of default, all

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -51-

TEN LARGEST MORTGAGE LOANS - MALL ST. MATTHEWS
--------------------------------------------------------------------------------

     available cash after the payment of the debt service, operating expenses and any required reserves will be held as additional collateral for the
     Mall St. Matthews Loan.

o    PERFORMANCE GUARANTEE. A performance guarantee from The Rouse Company
     Operating Partnership, LP ("ROUSE") was delivered to the lender at closing in respect of the borrower's obligations under the Mall St. Matthews Loan in an amount equal to $17,500,000, which amount will be reduced without reinstatement on a quarterly basis by an amount equal to the product of (a)
     the trailing 12-month actual net operating income for the most recently ended quarter less $14,000,000, multiplied by (b) 11.0, provided that the amount by which such guarantee is reduced may increase from time to time but will never be deemed to decrease. On November 12, 2004, General Growth
     Properties, Inc. announced that it had completed a merger with The Rouse
     Company, and as a result, General Growth Properties, Inc. is now the indirect parent of The Rouse Company Operating Partnership, LP.

o    PARKING INDEMNITY. The number of parking spaces at the Mall St. Matthews
     Property is insufficient to meet applicable local zoning requirements. An indemnity from Rouse was delivered to the lender at closing in which Rouse has agreed to (i) indemnify the lender for damages to the lender in the event that the Mall St. Matthews Property fails to comply with applicable parking requirements, and (ii) bring the Mall St. Matthews Property into compliance with such requirements under certain circumstances.

o    PROPERTY MANAGEMENT. The Mall St. Matthews Property may be self-managed or managed by certain affiliates of the borrower or a manager for whom each
     Rating Agency has confirmed in writing will not cause the downgrade, withdrawal or qualification of the then current ratings of any class of the series 2005-GG3 certificates. The Mall St. Matthews Property is currently self-managed. The lender may require the borrower to cease managing the property or replace the property manager if an event of default under the
     Mall St. Matthews Loan has occurred and is continuing. During the continuance of a Mall St. Matthews Cash Sweep Period, the fees of the property manager may not exceed market rates for comparable properties in the geographic area.

o    GROUND LEASES. The Mall St. Matthews Property is subject to two ground leases (the Mall parcel ground lease and the Driving Range parcel ground lease) and one ground sublease (the A-6 parcel ground sublease). The Mall parcel and Driving Range parcel ground leases expire on March 11, 2053, which leases may be extended, at the borrower's option, for one 10-year period. The A-6 parcel ground sublease expires on December 31, 2052, which sublease may be extended, at the borrower's option, for one 10-year period.
     The total ground rent payment under the three leases is $365,485.80 per year until January 7, 2005, subject to an increase on such date and every 5 years thereafter of 60% of any increase in the Consumer Price Index over the previous 5-year period.

o    RELEASE OF COLLATERAL. The borrower is permitted under the loan documents to obtain the release of one or more parcels or out lots that at the time of the proposed release are (1) vacant, "non-income" producing and unimproved and (2) to be transferred to a third party in connection with an expansion or other development of the Mall St. Mathews Property subject to, among other things, the borrower delivering to lender (a) evidence that the release of the parcel will not materially diminish the value of the Mall
     St. Matthews Property as collateral for the Mall St. Matthews Loan, (b) an opinion of counsel that any REMIC trust that has acquired the Mall St.
     Matthews Loan will not fail to maintain its status as a REMIC solely as a result of the release and (c) written confirmation from each Rating Agency that the release would not cause the downgrade, withdrawal or qualification of the then current ratings of any class of the series 2005-GG3 certificates. The borrower leases the Mall St. Matthews Property pursuant to two ground leases and one ground sublease. Under certain circumstances, the borrower is allowed to acquire the fee interest in a minor portion of the Mall St. Matthews Property. If the fee interest in such minor portion is acquired, the borrower has the right or obligation to swap fee title to such out lot for fee title to another nearby out lot under certain circumstances.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -52-

TEN LARGEST MORTGAGE LOANS - MALL ST. MATTHEWS
--------------------------------------------------------------------------------

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. The Mall St. Matthews Loan documents permit, among other things, (a) the pledge of direct or indirect equity interests in the borrower in connection with Permitted Mezzanine Debt, (b)
     the pledge of indirect interests in the borrower to secure certain inter-affiliate debt, (c) the pledge by certain permitted equityholders of the borrower of indirect interests in the borrower in connection with the pledge of all or substantially all of the assets of such equityholder to secure debt of such equityholder, and (d) the pledge of direct or indirect equity interests in certain permitted equityholders of the borrower, or issuance by such equityholders of preferred equity, or debt granting similar rights as preferred equity. "PERMITTED MEZZANINE DEBT" means indebtedness of a direct or indirect owner of the borrower that is secured by a pledge of the direct or indirect equity interests in the borrower;
     provided that (i) written Rating Agency confirmation that such debt would not result in the downgrade, withdrawal or qualification of the then current ratings of the series 2005-GG3 certificates issued has been obtained and (ii) the Property meets certain performance requirements specified in the Mall St. Matthews Loan Agreement, including: (A) the aggregate loan-to-value ratio of the Mall St. Matthews Loan and the mezzanine loan is not in excess of 75%, and (B) the aggregate debt-service-coverage-ratio of the Mall St. Matthews Loan and the mezzanine loan for the immediately preceding twelve month period ending on the last day of a fiscal quarter is not less than 1.25x based on the actual loan constant and not less than 1.0x based on an assumed loan constant of 9%.

o    TERRORISM INSURANCE. The Mall St. Matthews Loan documents require that, during the policy year in which the loan origination occurred, the borrower will maintain terrorism insurance in an amount equal to 100% of the replacement cost of the Mall St. Matthews Property and 100% of the projected annual gross rental income from the Mall St. Matthews Property from the date of the casualty to the date that the Mall St. Matthews
     Property is repaired or replaced and operations are resumed plus 60 days after the completion of restoration. After such policy year, the borrower is required to use commercially reasonable efforts to maintain such coverage at all times while the Mall St. Matthews Loan is outstanding, provided such coverage is available at commercially reasonable rates. In the event that coverage for terrorism is not included as part of the "all risk" and business income/rental-loss insurance policies, the borrower will be required to purchase terrorism insurance as a separate policy.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -53-

TEN LARGEST MORTGAGE LOANS - WESTIN KIERLAND
--------------------------------------------------------------------------------

[PHOTOS OMITTED]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -54-

TEN LARGEST MORTGAGE LOANS - WESTIN KIERLAND
--------------------------------------------------------------------------------

[MAP OMITTED]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -55-

TEN LARGEST MORTGAGE LOANS - WESTIN KIERLAND
--------------------------------------------------------------------------------

----------------------------------------------------------
                  PROPERTY INFORMATION

Number of Mortgaged Real Properties                     1
Location (City/State)                    Phoenix, Arizona
Property Type                                 Hospitality
Size (rooms)                                          732
Percentage Occupancy Trailing 12
  as of October 31, 2004                            71.0%
Year Built                                           2002
Appraisal Value                              $220,000,000
Underwritten Occupancy                              72.0%
Underwritten Revenues                         $83,617,469
Underwritten Total Expenses                   $63,265,749
Underwritten Net Operating Income
  (NOI)                                       $20,351,720
Underwritten Net Cash Flow (NCF)              $20,351,720
----------------------------------------------------------

-------------------------------------------------------
              MORTGAGE LOAN INFORMATION

Originator                                      Archon
Cut-off Date Principal Balance            $135,000,000
Cut-off Date Principal Balance
  PSF/Unit                                 $184,426.23
Percentage of Initial Mortgage
Pool Balance                                    3.7%
Number of Mortgage Loans                             1
Type of Security                            Fee Simple
Mortgage Rate                                    5.08%
Original Term to Maturity (Months)                  60
Original Amortization Term (Months)      Interest Only
Cut-off Date LTV Ratio                          61.36%
LTV Ratio at Maturity                           61.36%
Underwritten DSCR on NOI                         2.93x
Underwritten DSCR on NCF                         2.93x
Shadow Rating(1)                                "Baa3"
-------------------------------------------------------

(1)  Moody's has confirmed that the Westin Kierland Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "Baa3" by Moody's.

o    THE LOAN. The mortgage loan (the "WESTIN KIERLAND LOAN") is evidenced by a single note and is secured by a first mortgage encumbering a full-service, luxury hotel located at 6902 East Greenway Parkway in Phoenix, Arizona (the
     "WESTIN KIERLAND PROPERTY"). The Westin Kierland Loan represents approximately 3.7% of the initial mortgage pool balance. The Westin
     Kierland Loan was originated on November 9, 2004, had an original principal balance and has a principal balance as of the cut-off date of $135,000,000, and an interest rate of 5.08%. The proceeds from the Westin Kierland Loan were used to refinance existing debt on the Westin Kierland Property.

     The Westin Kierland Loan had an initial term of 60 months and has a remaining term of 58 months. The Westin Kierland Loan requires payments of interest-only for its entire term. The scheduled maturity date is the payment date in December 2009. Voluntary prepayment of the Westin Kierland
     Loan is prohibited, subject to prepayment premiums, until the payment date in September 2009, and is permitted thereafter without penalty.

o    THE PROPERTY. The Westin Kierland Property is a full-service, 732-room luxury hotel located off East Greenway Parkway in the Phoenix-Mesa MSA. The
     Westin Kierland Property was built and opened in November 2002. The Westin
     Kierland Property features a 27-hole golf course, full-service day spa, multiple swimming pools, tennis facilities, business center, and fitness center. The Westin Kierland Property sits on 262 acres of land including the 225-acre golf course. The hotel and clubhouse comprise 730,000 sf of space and feature 732 rooms, 8 restaurants/lounges, approximately 75,000 sf of indoor function space, 100,000 sf of exterior function space, and a spa with 20 treatment rooms.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -56-

TEN LARGEST MORTGAGE LOANS - WESTIN KIERLAND
--------------------------------------------------------------------------------

     The following table presents certain historical operating performance relating to the Westin Kierland Loan:

                             OCCUPANCY AND ADR TREND

                          AVERAGE DAILY
        YEAR                 RATE(1)           OCCUPANCY     REVPAR(1)
------------------       --------------        ---------     ---------
1Q 2003                        $191              64.70%        $123
2Q 2003                        $152              58.20%         $88
3Q 2003                        $111              56.60%         $64
4Q 2003                        $167              60.10%        $101
1Q 2004                        $220              82.90%        $182
2Q 2004                        $167              74.40%        $126
3Q 2004                        $122              63.30%         $78
October 2004                   $194              74.20%        $144

------------------------------------

(1) Average Daily Rate and RevPAR rounded to nearest whole dollar.

o    THE BORROWER. The borrower is the Kierland Resort Company, LLC, a single-purpose, single-asset entity, with an independent director, which is
     61.1111% owned by PHXAZ/Kierland Resort, LLC, of which the Herberger family owns 56.826% (net) and Woodbine/Kierland Resort, L.P. ("WOODBINE") owns
     43.174% (net); 20.8333% owned by CIRI Kierland Hotel Investors, LLC, an LLC with Cook Inlet Region, Inc. ("CIRI") as its sole member; and 18.0566%
     owned by Westin Kierland LLC, an LLC with Starwood Hotels & Resorts
     Worldwide, Inc. ("STARWOOD") as its sole member. Woodbine, CIRI and
     Starwood are the several guarantors of the non-recourse carve-outs of the
     Westin Kierland Loan.

o    ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance during a Westin Kierland Cash Trap Period. A "WESTIN
     KIERLAND CASH TRAP PERIOD" means the period beginning on the last day of the fiscal quarter in which the debt service coverage ratio for the previous 12 months is less than 1.20x, based on a 30-year amortization schedule and ending on the last day of the next two consecutive fiscal quarters when the debt service coverage ratio is at least 1.20x. In addition, the loan documents provide for the funding of an FF&E Escrow Fund in the monthly amount of 1/12 of 4% of the actual monthly gross operating revenues, unless (i) 4% of actual monthly gross operating revenues is deposited to the capital improvement fund established by the property manager, and (ii) the property manager is performing its obligations under the controlled account agreement with respect to the account in which such capital improvement funds are held.

o    LOCK BOX AND CASH MANAGEMENT. The Westin Kierland Loan requires a springing lock box. After the existence of a Westin Kierland Cash Trap Period or event of default, the loan documents require the borrower to deposit or cause to be deposited in a lender-controlled account all revenue received within one business day of receipt. Upon the termination of a Westin
     Kierland Cash Trap Period and the cure of any event of default, the lender will direct the release of any funds in the lock box account to the borrower.

o    PROPERTY MANAGEMENT. Starwood, through Westin Management Company West, is the property manager for the Westin Kierland Property. The management agreement provides for an annual management fee of 2.75% of all revenue derived from the Westin Kierland Property. In addition, the management agreement provides for an incentive fee equal to 25% of the operating income minus a certain priority return to the owners of the borrower. The lender may seek a replacement property manager or the immediate appointment of a receiver to operate and manage the Westin Kierland Property if the property manager is terminated. The borrower may not enter into any agreement relating to the management of the Westin Kierland Property without the express consent of the lender.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -57-

TEN LARGEST MORTGAGE LOANS - WESTIN KIERLAND
--------------------------------------------------------------------------------

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. The direct equity owners of the borrower are permitted to incur mezzanine debt subject to certain conditions, including: (i) the aggregate loan-to-value ratio of the Westin
     Kierland Loan and the mezzanine loan is not in excess of 85%, and (ii) the aggregate debt-service-coverage-ratio of the Westin Kierlan Loan and the mezzanine loan for the immediately preceding twelve month period ending on the last day of a fiscal quarter is not less than 1.20x.

o    TERRORISM INSURANCE. The loan documents require the borrower to maintain terrorism insurance in an amount equal to 100% of the replacement cost of the Westin Kierland Property. However, the borrower will not be required to obtain coverage for terrorism in excess of the outstanding balance of the
     Westin Kierland Loan or pay a premium for comprehensive all-risk insurance that includes terrorism if such premium would exceed 225% of the base rate of such insurance if there were an exclusion for terrorism. The Westin
     Kierland Property currently has terrorism coverage as part of its
     "all-risk" insurance policy. In the event that coverage for terrorism is not included as part of the "all-risk" property policy, the borrower will be required to purchase terrorism insurance, to the extent available;
     provided that the borrower will not be required to pay an insurance premium in excess of 125% of the premium payable in connection with the comprehensive all risk insurance (exclusive of the terrorism insurance).

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -58-

TEN LARGEST MORTGAGE LOANS - SHOPS AT WAILEA
--------------------------------------------------------------------------------

[PHOTO OMITTED]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -59-

TEN LARGEST MORTGAGE LOANS - SHOPS AT WAILEA
--------------------------------------------------------------------------------

[MAP OMITTED]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -60-

TEN LARGEST MORTGAGE LOANS - SHOPS AT WAILEA
--------------------------------------------------------------------------------

----------------------------------------------------------
                  PROPERTY INFORMATION

Number of Mortgaged Real Properties                     1
Location (City/State)                      Wailea, Hawaii
Property Type                                      Retail
Size (sf)                                         164,425
Percentage Occupancy as of August                   98.3%
  17, 2004
Year Built                                           2000
Appraisal Value                              $167,000,000
Underwritten Occupancy.                             95.1%
Underwritten Revenues                         $12,832,331
Underwritten Total Expenses.                   $2,381,198
Underwritten Net Operating Income             $10,451,133
  (NOI)
Underwritten Net Cash Flow (NCF).             $10,208,846
----------------------------------------------------------

----------------------------------------------------------
              MORTGAGE LOAN INFORMATION

Originator                                        GCFP
Cut-off Date Principal Balance            $112,000,000
Cut-off Date Principal Balance
  PSF/Unit                                     $681.16
Percentage of Initial Mortgage
  Pool Balance                                    3.1%
Number of Mortgage Loans                             1
Type of Security                            Fee Simple
Mortgage Rate                                    6.15%
Original Term to Maturity / ARD
  (Months)                                         120
Original Amortization Term (Months)         59 IO; 360
                                            thereafter
Cut-off Date LTV Ratio                          67.07%
LTV Ratio at Maturity or ARD                    62.77%
Underwritten DSCR on NOI                         1.28x
Underwritten DSCR on NCF                         1.25x
----------------------------------------------------------

o    THE LOAN. The mortgage loan (the "SHOPS AT WAILEA TRUST LOAN") is evidenced by a single note and is secured by a first mortgage encumbering the Shops at Wailea, a retail center located at 3750 Wailea Alanui in Wailea, Maui,
     Hawaii (the "SHOPS AT WAILEA PROPERTY"). The Shops at Wailea Trust Loan
     represents approximately 3.1% of the initial mortgage pool balance. The
     Shops at Wailea Trust Loan was originated in September, 2004, has an original principal balance of $112,000,000, a principal balance as of the cut-off date, of $112,000,000, and an interest rate of 6.15% per annum. The
     DSCR and LTV on the Shops at Wailea Trust Loan are 1.25x and 67.07%,
     respectively. The proceeds of the Shops at Wailea Trust Loan were used to refinance an existing loan.

     The Shops at Wailea Trust Loan is the senior portion of a whole mortgage loan with an original principal balance of $120,000,000. The companion loan to the Shops at Wailea Trust Loan is evidenced by a separate note with an original principal balance of $8,000,000 and a principal balance as of the cut-off date of $8,000,000 and an interest rate of 6.15% per annum (the
     "SHOPS AT WAILEA SUBORDINATE COMPANION LOAN"). The Shops at Wailea
     Subordinate Companion Loan is not an asset of the trust. The Shops at
     Wailea Trust Loan and the Shops at Wailea Subordinate Companion Loan
     (collectively, the "SHOPS AT WAILEA LOAN GROUP") are governed by a co-lender agreement, as described in the prospectus supplement under
     "Description of the Mortgage Pool--Split Loan Structure," and will be serviced pursuant to the terms of the 2005-GG3 pooling and servicing agreement. The DSCR and LTV on the Shops at Wailea Loan Group are 1.16x and
     71.9%, respectively.

     The Shops at Wailea Trust Loan has an initial term of 120 months and a remaining term of 116 months. The loan is interest only for the first 59 months and amortizes thereafter based on a 360-month schedule, with required monthly payments of $682,335.54 beginning October 6, 2009. The scheduled maturity date is October 6, 2014. Voluntary prepayment of the
     Shops at Wailea Trust Loan is prohibited prior to the payment date in
     August 2014 and permitted on such payment date and thereafter without penalty. Defeasance with United States government securities is permitted from March 6, 2007.

o    THE PROPERTY. The Shops at Wailea Property is a two-story 164,425-sf luxury retail center that is located on a 15.89-acre parcel in the southeastern portion of Wailea on the island of Maui, Hawaii. Completed in December
     2000, the Shops at Wailea Property also has 2,919 sf of storage space. The property's primary demand drivers include tourism guests staying at the following 4 and 5 star full service hotels: Grand Wailea Resort Hotel and
     Spa, Four Seasons Wailea, Outrigger Wailea Resort (Marriott), the Fairmont
     Kai Lani Resort and the Renaissance, all of which are located within a
     2-mile radius of the property. The borrower owns the Shops at Wailea
     Property as a fee simple estate. Parking for the property is provided in open lots on both sides of the building which has 971 spaces (5.9 spaces per 1,000 sf).

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -61-

TEN LARGEST MORTGAGE LOANS - SHOPS AT WAILEA
--------------------------------------------------------------------------------

     The Shops at Wailea Property features some of the world's leading luxury retailers, including several well known luxury brands. Over 40% of the property's current occupancy is comprised of national and international retailers. The property is currently 98.3% leased and occupied by 70 tenants. Major tenants include: Tommy Bahama (5.8% of NRA), (Parent
     Company: Oxford Industries Inc.; NYSE: OXM); The Gap, Inc. (4.0% of NRA,
     NYSE: GPS); Banana Republic (3.5% of NRA), (Parent Company: Gap; NYSE:
     GPS); Longhi's Restaurant (3.7% of NRA), Whaler's General Store (3.4% of
     NRA), ABC Stores (3.4% of NRA), Cheeseburger, Mai Tai's, and Rock-N-Roll
     Restaurant (3.2% of NRA), and Ruth's Chris Steakhouse (3.1% of NRA).
     Additional luxury retailers present at the center include Fendi, St. John
     Knits, Coach, Montblanc, Dunhill, Miu Miu, Dolce & Gabana, and Moschino. No
     tenant occupies more than 5.8% of the total net rentable area.

     The following table presents certain information relating to some of the largest tenants at the Shops at Wailea Property:

                       CREDIT RATING                                        % OF TOTAL     ANNUALIZED
                          (FITCH/                              ANNUALIZED   ANNUALIZED    UNDERWRITTEN
                          MOODY'S/      TENANT      % OF     UNDERWRITTEN  UNDERWRITTEN    BASE RENT       LEASE
     TENANT NAME          S&P)(1)        NRSF       NRSF     BASE RENT ($)   BASE RENT    ($ PER NRSF)   EXPIRATION
---------------------- -------------   -------     ------    -------------   ---------    ------------   ----------

ABC Stores                NR/NR/NR       5,556       3.4%       $619,600         6.3%       $111.52       11/30/2012
Whaler's General Food     NR/NR/NR       5,823       3.5%        543,086         5.5%         93.27       11/30/2010
Tommy Bahama             NR/B2/BB-      10,038       6.1%        483,432         4.9%         48.16       12/31/2010
Guess                    NR/NR/BB-       4,593       2.8%        303,138         3.1%         66.00        1/31/2011
Gucci                    NR/NR/BBB-      4,278       2.6%        256,680         2.6%         60.00        6/30/2011
St John Knits             NR/NR/B+       3,562       2.2%        256,464         2.6%         72.00       11/30/2010
                                         -----       ---         -------         ---          -----       ----------
TOTAL OF ABOVE
   TENANTS                              33,850      20.6%     $2,462,400        25.0%        $72.74
Remaining Tenants                      127,723      77.7%      7,406,055        75.0%         57.99
Vacant Space                             2,852       1.7%              0         0.0%          0.00
                                       -------     ------     ----------        -----        ------
TOTAL ALL TENANTS                      164,425     100.0%     $9,868,455       100.0%        $60.02
                                       =======     ======     ==========       ======        ======

------------------------------------

(1) Certain ratings are those of the parent company whether or not the parent guarantees the lease.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -62-

TEN LARGEST MORTGAGE LOANS - SHOPS AT WAILEA
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Shops at Wailea Property:

                          LEASE EXPIRATION SCHEDULE(1)

                                                                                       % OF TOTAL      ANNUALIZED
                                                                       ANNUALIZED      ANNUALIZED     UNDERWRITTEN
     YEAR ENDING                        % OF TOTAL   CUMULATIVE OF    UNDERWRITTEN    UNDERWRITTEN      BASE RENT
     DECEMBER 31,       EXPIRING NRSF      NRSF        TOTAL NRSF     BASE RENT ($)     BASE RENT      ($ PER NRSF)
---------------------   -------------      ----        ----------     -------------     ---------      ------------

2005                        35,026         21.3%         21.3%        $1,744,481         17.7%           $49.81
2006                        12,240          7.4%         28.7%           868,176          8.8%            70.93
2007                         8,855          5.4%         34.1%           568,494          5.8%            64.20
2008                         5,734          3.5%         37.6%           349,800          3.5%            61.00
2009                             0          0.0%         37.6%                 0          0.0%             0.00
2010                        59,275         36.0%         73.7%         3,812,900         38.6%            64.33
2011                        21,920         13.3%         87.0%         1,229,156         12.5%            56.07
2012                         8,155          5.0%         92.0%           760,553          7.7%            93.26
2013                             0          0.0%         92.0%                 0          0.0%             0.00
2014                             0          0.0%         92.0%                 0          0.0%             0.00
2015 and thereafter         10,368          6.3%         98.3%           534,894          5.4%            22.77
Vacant                       2,852          1.7%        100.0%                 0          0.0%             0.00
                           -------        ------        -----         ----------        ------           ------
TOTAL                      164,425        100.0%        100.0%        $9,868,455        100.0%           $60.02
                           =======        ======        =====         ==========        ======           ======

------------------------------------

(1) Calculated based on approximate square footage occupied by each tenant.

     The borrower has completed preliminary floor plans for a 70,000 sf expansion on a portion of the parking lot adjacent to the improvements
     ("PHASE II") on the south side of the existing center. The actual land area within Phase II is approximately 80,000 sf, of which 50,000 sf is expected to be used as tenant space and 30,000 sf is expected to be common area.
     This expansion would incorporate additional luxury, fashion, lifestyle and restaurants tenants on two levels and a 600+ car structured parking garage.
     The borrower has advised the lender that it intends to finance Phase II through either (i) an equity investment in the borrower by the owners of the borrower or (ii) an Approved Mezzanine Loan (as defined below).

o    THE BORROWER. The borrower is a special-purpose, bankruptcy remote entity, with an independent director. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Shops at Wailea Loan Group. The sponsor of the borrower is a joint venture between the Hillwood Company (a Ross Perot Jr. Company) and Bill Mills
     Investments. Hillwood, a private national real estate investment firm founded in 1998, has acquired and developed approximately 11.0 million square feet over the past six years. Bill Mills, CEO of the Mills Group,
     LLC, has guaranteed certain of the non-recourse carveouts of the Shops at
     Wailea Loan Group. The Mills Group, parent of Bill Mills Investments and founded in 1989, is a diversified real estate development and investment company. Mills has acquired over 15 properties valued in excess of $1.0 billion comprising 1 million square feet of commercial space and 3,100 acres of residential land. Mills currently owns and operates 400,000 sf of commercial and retail real estate in Hawaii. The borrower is affiliated with the borrowers under the Waikiki Galleria Loan.

o    ESCROWS. The loan documents provide for certain escrows for real estate taxes and insurance. The loan documents require the borrower to make monthly payments of $2,055.31 for ongoing capital expenses. The loan documents also require the borrower to make monthly payments of $6,851.04 for tenant improvement costs and leasing commissions. At closing, the borrower deposited $5,500 into a deferred maintenance reserve for the payment of short term or immediate required repairs at the Shops at Wailea
     Property.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -63-

TEN LARGEST MORTGAGE LOANS - SHOPS AT WAILEA
--------------------------------------------------------------------------------

o    LOCK BOX AND CASH MANAGEMENT. The loan requires a hard lock box, which is already in place. The loan documents require that all rents received by the borrower be deposited within two business days into a lender-controlled clearing account, which are then swept into a borrower-controlled account, unless a Cash Management Period is in effect. A "CASH MANAGEMENT PERIOD" is a period during which (i) an event of default (as defined in the loan documents) is continuing, until such event of default is cured or (ii) the
     DSCR (based on actual net cash flow) is less than 1.05x as of the end of any calendar quarter, until the DSCR minimum threshold has been achieved for one calculation date after the commencement of the Cash Management
     Period or (iii) any Approved Mezzanine Loan is outstanding. During the continuance of a Cash Management Period, all available cash after payment of debt service (including debt service for any outstanding Approved
     Mezzanine Loan), operating expenses and required reserves may be deposited by lender into a lender-controlled account and held as additional cash collateral for the Shops at Wailea Trust Loan and may be applied to prepay the Shops at Wailea Trust Loan during the continuance of an event of default.

o    PROPERTY MANAGEMENT. CB Richard Ellis Hawaii, Inc., is the property manager of the Shops at Wailea Property. CB Richard Ellis has managed the Shops at
     Wailea Property for the past three years. The property manager receives a monthly fee equal to $9,500, plus excise taxes and certain labor expenses.
     The lender may replace the property manager if (i) the borrower fails to maintain a DSCR (based on calculation of net cash flow as defined in the loan documents) of at least 1.05x for any calculation date, (ii) an event of default is continuing under the Shops at Wailea Loan Group, (iii) the property manager is in default under the management agreement, or (iv) the property manager exhibits gross negligence, malfeasance or willful misconduct.

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. The direct and indirect equity owners of the borrower are permitted to incur mezzanine debt secured by a pledge of 100% of the direct or indirect equity interests in the borrower during the term of the Shops at Wailea Loan Group, provided that, among other things, that any such mezzanine debt (an "APPROVED MEZZANINE LOAN")
     (i) will be in an amount that when added to the balance of the Shops at
     Wailea Loan Group will result in a combined loan to "as is" appraised value
     (based on an appraisal commissioned by lender and otherwise acceptable to lender) of the Shops at Wailea Property no greater than 75%, (ii) is secured only by collateral that is not collateral for the Shops at Wailea
     Loan Group (i.e., a pledge of the partnership interests in the borrower),
     (iii) creates no obligations or liabilities on the part of the borrower and results in no liens on any portion of the Shops at Wailea Property, (iv)
     has a term expiring on or after October 6, 2014 and (v) the mezzanine lender has received letters from the rating agencies confirming that the mezzanine loan will not result in a downgrade or qualification of the ratings of the series 2005-GG3 certificates. In addition, the mezzanine lender must (i) demonstrate $600,000,000 of asset value and $250,000,000 of equity value and (ii) enter into an intercreditor agreement with the lender in form and substance reasonably acceptable to the lender and the applicable rating agencies.

o    TERRORISM INSURANCE. The loan documents require the borrower to maintain terrorism insurance in an amount equal to 100% of the then replacement cost of the Shops at Wailea Property. However, if the insurance premiums for a stand-alone policy covering terrorist acts exceeds the Terrorism Premium
     Cap (defined below), the borrowers will not be required to pay such premium and the lender may, at its option (1) purchase such stand-alone terrorism policy, and require that the borrower pays the portion of the premiums equal to the Terrorism Premium Cap or (2) modify the deductible amounts, policy limits and other required policy terms to reduce the Insurance
     Premiums payable with respect to such stand-alone terrorism policy to the
     Terrorism Premium Cap. "TERRORISM PREMIUM CAP" means an amount equal to
     150% of the aggregate amount of insurance premiums presently being paid for physical hazard insurance for the last policy year in which coverage for terrorism was included as part of the "all risk" property policy, adjusted annually by a percentage equal to the increase in the Consumer Price Index.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -64-

TEN LARGEST MORTGAGE LOANS - WAIKIKI GALLERIA
--------------------------------------------------------------------------------

[PHOTOS OMITTED]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -65-

TEN LARGEST MORTGAGE LOANS - WAIKIKI GALLERIA
--------------------------------------------------------------------------------

[MAP OMITTED]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -66-

TEN LARGEST MORTGAGE LOANS - WAIKIKI GALLERIA
--------------------------------------------------------------------------------

----------------------------------------------------------
                  PROPERTY INFORMATION

Number of Mortgaged Real Properties                     1
Location (City/State)                    Honolulu, Hawaii
Property Type                                      Office
Size (sf)                                         160,522
Percentage Occupancy as of September
  1, 2004                                           89.1%
Year Built                                           1967
Appraisal Value                              $132,500,000
Underwritten Occupancy                              89.1%
Underwritten Revenues
thereafter                                    $12,757,724
Underwritten Total Expenses                    $3,173,106
Underwritten Net Operating Income              $9,584,618
  (NOI)
Underwritten Net Cash Flow (NCF)               $9,268,784
----------------------------------------------------------

----------------------------------------------------------
              MORTGAGE LOAN INFORMATION

Originator                                        GCFP
Cut-off Date Principal Balance            $100,000,000
Cut-off Date Principal Balance
  PSF/Unit                                     $622.97
Percentage of Initial Mortgage
  Pool Balance                                    2.8%
Number of Mortgage Loans                             1
Type of Security                            Fee Simple
Mortgage Rate                                   5.625%
Original Term to Maturity (Months)                 120
Original Amortization Term                  47 IO; 360
  (Months)                                  thereafter
Cut-off Date LTV Ratio                          75.47%
LTV Ratio at Maturity                           68.88%
Underwritten DSCR on NOI                         1.39x
Underwritten DSCR on NCF                         1.34x
----------------------------------------------------------

o    THE LOAN. The mortgage loan (the "WAIKIKI GALLERIA LOAN") is evidenced by a single note and is secured by a first mortgage encumbering the Waikiki
     Galleria office and retail center located in Honolulu, Hawaii (the "WAIKIKI
     GALLERIA PROPERTY"). The Waikiki Galleria Loan represents approximately
     2.8% of the initial mortgage pool balance. The Waikiki Galleria Loan was originated on November 9, 2004, had an original principal balance of
     $100,000,000 and a principal balance as of the cut-off date of
     $100,000,000, and an interest rate of 5.625% per annum. The DSCR and LTV on the Waikiki Galleria Loan are 1.34x and 75.47%, respectively. The proceeds of the Waikiki Galleria Loan were used to refinance existing debt and return equity to the borrowers on the Waikiki Galleria Property.

     The Waikiki Galleria Loan has an initial term of 120 months and a remaining term of 118 months. The Waikiki Galleria Loan is interest only for the first 47 months and amortizes thereafter based on a 360-month schedule, with required monthly payments of $575,656.40 beginning December 6, 2008.
     The scheduled maturity date is the payment date in December 2014. Voluntary prepayment of the Waikiki Galleria Loan is prohibited prior to the payment date in September 2014 and permitted on such payment date and thereafter without penalty. Defeasance with United States government securities or certain other obligations backed by the full faith and credit of the United
     States of America is permitted from March 6, 2007.

o    THE PROPERTY. The Waikiki Galleria Property is a mixed use 160,522-sf building located at 2222 and 2224 Kalakaua Avenue in the Waikiki District
     of the City and County of Honolulu, Hawaii and is situated on a 1.07-acre parcel. Constructed in 1967 and extensively renovated in both 1994-1995 and
     2000, the Waikiki Galleria Property has a ground floor retail shopping component, a parking garage for approximately 232 vehicles, and an office tower. The Waikiki Galleria Property has 86,025 sf of office space, and
     74,497 sf of retail space. Demand for the products and services available at the Waikiki Galleria Property driven by sources including tourism guests from the large number of hotels in Waikiki.

     The largest tenant at the Waikiki Galleria Property is DFS Group, L.P.
     ("DFS GROUP"), a retailing unit of LVMH Moet Hennessy Louis Vuitton SA
     ("LVMH") (S&P BBB+). The DFS Group occupies 46.4% of the property and 100%
     of its retail component under a lease that expires 14 months after the end of the loan term. The remainder of the space is leased to 38 office tenants, including Konami Computer (6.3% NRA), and Hankyu (3.8% NRA).

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -67-

TEN LARGEST MORTGAGE LOANS - WAIKIKI GALLERIA
--------------------------------------------------------------------------------

     The following table presents certain information relating to some of the largest tenants at the Waikiki Galleria Property:

                                                               ANNUALIZED     % OF TOTAL      ANNUALIZED
                      CREDIT RATING                           UNDERWRITTEN    ANNUALIZED     UNDERWRITTEN
                     (FITCH/MOODY'S/     TENANT      % OF      BASE RENT     UNDERWRITTEN     BASE RENT
     TENANT NAME         S&P)(1)          NRSF       NRSF         ($)         BASE RENT      ($ PER NRSF)    LEASE EXPIRATION
-------------------- ---------------   --------    -------   -------------   ------------    ------------    ----------------

DFS Galleria           BBB/NR/BBB+       74,497      46.4%    $6,900,000         77.7%           $92.62         1/29/2016
Konami Computer         NR/NR/BBB        10,131       6.3%       339,930          3.8%            33.55        3/31/2005 &
                                                                                                               9/30/2006(2)
Kuraudia                 NR/NR/NR         6,207       3.9%       178,355          2.0%            28.73        7/31/2005 &
                                                                                                               7/31/2006(3)
Hankyu                  NR/Baa2/BB        6,021       3.8%       159,320          1.8%            26.46         10/31/2009
Best Bridal Hawaii       NR/NR/NR         4,273       2.7%       121,149          1.4%            28.35         4/30/2006
   Inc.
Zinha USA                NR/NR/NR         4,058       2.5%       114,095          1.3%            28.12         1/14/2009
                                        -------     ------    ----------        ------           ------
TOTAL LARGEST TENANTS                   105,187      65.5%    $7,812,848         88.0%           $74.28
Remaining Tenants                        37,837      23.6%     1,067,437         12.0%            28.21
Vacant Space                             17,498      10.9%             0          0.0%             0.00
                                        -------     ------    ----------        ------           ------
TOTAL ALL TENANTS                       160,522     100.0%    $8,880,285        100.0%           $55.32
                                        =======     ======    ==========        ======           ======

------------------------------------
(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Konami Computer has 1,782 sf expiring 3/31/2005 and 8,349 sf expiring
     9/30/2006.

(3)  Kuraudia has 1,267 sf expiring 7/31/2005 and 4,940 sf expiring 7/31/2006.

     The following table presents certain information relating to the lease rollover schedule at Waikiki Galleria:

                          LEASE EXPIRATION SCHEDULE(1)

                                                                                          % OF TOTAL     ANNUALIZED
                                                                           ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                                % OF        CUMULATIVE    UNDERWRITTEN   UNDERWRITTEN    BASE RENT
 YEAR ENDING DECEMBER 31,    EXPIRING NRSF   TOTAL NRSF    OF TOTAL NRSF  BASE RENT ($)    BASE RENT    ($ PER NRSF)
 ------------------------    -------------   ----------    -------------  -------------    ---------    ------------

2005                              9,277          5.8%           5.8%         $260,820         2.9%         $28.11
2006                             31,934         19.9%          25.7%          967,960        10.9%          30.31
2007                              6,949          4.3%          30.0%          218,201         2.5%          31.40
2008                              7,425          4.6%          34.6%          173,758         2.0%          23.40
2009                             12,942          8.1%          42.7%          359,546         4.0%          27.78
2010                                  0          0.0%          42.7%                0         0.0%           0.00
2011                                  0          0.0%          42.7%                0         0.0%           0.00
2012                                  0          0.0%          42.7%                0         0.0%           0.00
2013                                  0          0.0%          42.7%                0         0.0%           0.00
2014                                  0          0.0%          42.7%                0         0.0%           0.00
2015 and thereafter              74,497         46.4%          89.1%        6,900,000        77.7%          92.62
Vacant                           17,498         10.9%         100.0%                0         0.0%           0.00
                                -------        ------         ------       ----------       ------         ------
TOTAL                           160,522        100.0%         100.0%       $8,880,285       100.0%         $55.32
                                =======        ======         ======       ==========       ======         ======

------------------------------------

(1) Calculated based on approximate square footage occupied by each tenant.

o    THE BORROWERS. The borrowers are three special-purpose, bankruptcy remote entities: GPF Waikiki Galleria, LLC, a Delaware limited liability company, controlled by Bill D. Mills; Waikiki Galleria Tower, L.P., a limited partnership registered pursuant to the laws of the Cayman Islands; and
     Waikiki Galleria Tower Manager, LLC, a Delaware limited liability company, which is the sole member of Waikiki Galleria Tower, L.P. GPF Waikiki
     Galleria, LLC and Waikiki Galleria Tower Manager, LLC. Each of the
     borrowers has an independent director, and Waikiki Galleria Tower, L.P. has two independent directors. Legal counsel to each of the borrowers delivered a non-consolidation opinion in connection with the origination of the
     Waikiki Galleria Loan. The limited partners of Waikiki Galleria Tower, L.P.
     are individual Japanese account owners syndicated through Cititrust, which serves as trustee for the individual account owners, none of which owns more than 20%. GPF

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -68-

TEN LARGEST MORTGAGE LOANS - WAIKIKI GALLERIA
--------------------------------------------------------------------------------

     Waikiki Galleria, LLC and Waikiki Galleria Tower Manager, LLC, own the
     property as tenants in common and all three borrowers are jointly and severally liable under the Waikiki Galleria Loan. GFP Waikiki Galleria, LLC owns 4% of the property and Waikiki Galleria Tower Manager, LLC (for the benefit of Waikiki Galleria Tower, L.P.) owns the remaining 96%. Bill
     Mills, the CEO of the Mills Group, LLC, has guaranteed certain of the non-recourse carveouts of the Waikiki Galleria Loan. Mills Group, parent of
     Bill Mills Investments and founded in 1989, is a diversified real estate development and investment company. Mills has acquired over 15 properties valued in excess of $1.0 billion comprising 1 million square feet of commercial space and 3,100 acres of residential land. Mills currently owns and operates 400,000 sf of commercial and retail real estate in Hawaii. The borrowers are affiliated with the borrower under the Shops at Wailea Loan.

o    ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance. The loan documents require the borrowers to make monthly payments of $2,924.88 into a capital expense reserve. The loan documents also require the borrowers to make monthly payments of $7,156.00 for tenant improvements and leasing commissions ("TI/LC"), although the borrowers are not required to make monthly payments into the TI/LC escrow account on any loan payment date on which the aggregate amount then on deposit is equal or greater than $300,000.00. In addition, during a DFS
     Sweep Period (as defined below), provided no Cash Management Period (as defined under "Lock Box and Cash Management" below) is continuing, all available cash after payment of debt service, operating expenses and required reserves will be swept into a separate leasing reserve for payment of approved tenant improvement and leasing commission costs associated with the space leased by the DFS Group. Additionally, at closing, the borrowers deposited $6,900.00 into a deferred maintenance reserve for the payment of short term or immediate required repairs at the property.

     A "DFS LEASE SWEEP PERIOD" will commence when, under the DFS Group lease:
     (1) DFS Group has materially defaulted beyond the applicable notice and cure periods, (2) the DFS Group or LVMH has entered a proceeding of insolvency or bankruptcy as defined by the loan agreements or (3) the credit rating of LVMH has been downgraded below "BBB-" by S&P or an equivalent downgrading by any other rating agency. A DFS Lease Sweep Period will cease: (1) if the DFS Group has cured its default in all material respects and no other default has occurred for three months following such cure; (2) if the insolvency/bankruptcy proceeding has been terminated or dismissed and the lease has been affirmed, assigned, or assumed in a manner satisfactory to lender or (3) upon the restoration of LVMH's credit rating to at least BBB- by S&P or its functional equivalent by another rating agency.

o    RELEASE OF COLLATERAL. The loan documents permit the borrowers to split and sever the Waikiki Galleria Property into two parts (each, a "CONDOMINIUM
     UNIT") in connection with the creation of a condominium property regime.
     One portion of the severed property would consists of those portions of the building that are leased to DFS Group property (the "RETAIL UNIT"). The other portion would consist of the remaining portions of the building and the parking garage (the "OFFICE/GARAGE UNIT"). To obtain a release of either Condominium Unit from the lien of the mortgage, the borrowers are required to deposit defeasance collateral with the lender in an amount sufficient to provide for the defeasance of a portion of principal balance of the Waikiki Galleria Loan equal to 125% of (x) $27,900,000.00 for the
     Office/Garage Unit or (y) $72,100,000.00 for the Retail Unit and provide evidence acceptable to the lender that, among other things, (i) the release will not adversely affect the remaining property with respect to tenant use and access and (ii) the Condominium Unit being released constitutes a condominium unit separate from the real property and has a separate tax parcel number (or equivalent under local law). Neither Condominium Unit may be released prior to March 6, 2007. Additionally, the borrowers are required to deliver letters from the rating agencies confirming that the release will not result in a downgrade or qualification of the ratings of the series 2005-GG3 certificates and an opinion of counsel that the release will not adversely affect the status of the REMIC trust.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -69-

TEN LARGEST MORTGAGE LOANS - WAIKIKI GALLERIA
--------------------------------------------------------------------------------

o    LOCK BOX AND CASH MANAGEMENT. The loan requires a hard lock box, which is already in place. The loan documents require that all rents received by the borrowers be deposited within two business days into a lender-controlled clearing account, which are then swept into a borrower-controlled account, unless a Cash Management Period is in effect. A "CASH MANAGEMENT PERIOD" is a period during which (i) an event of default (as defined in the loan documents) is continuing, until such even of default is cured; or (ii) the
     DSCR (based on actual net cash flow) is less than 1.05x as of the end of any calendar quarter, until the DSCR minimum threshold has been achieved for one calculation date after the commencement of the Cash Management
     Period; or (iii) a DFS Lease Sweep Period is continuing. During the continuance of a Cash Management Period, all available cash after payment of debt service, operating expenses and required reserves is required to be deposited into a lender-controlled account and held as additional cash collateral for the Waikiki Galleria Loan and may be applied to prepay the
     Waikiki Galleria Loan during the continuance of an event of default.

o    PROPERTY MANAGEMENT. CB Richard Ellis Hawaii, Inc. is the property manager of the Waikiki Galleria Property. CB Richard Ellis has managed the Waikiki
     Galleria Property for one year. The property manager receives a monthly fee equal to $9,750, plus excise taxes and certain labor expenses. The lender may replace the property manager if (i) the borrowers fail to maintain a
     DSCR (based on calculation of net cash flow as defined in the loan documents) of at least 1.05x for any calculation date, (ii) an event of default is continuing under the Waikiki Galleria Loan, (iii) the property manager is in default under the management agreement, or (iv) the property manager exhibits gross negligence, malfeasance or willful misconduct.

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not Permitted.

o    TERRORISM INSURANCE. The loan documents require the borrowers to maintain terrorism insurance in an amount equal to 100% of the then replacement cost of the Waikiki Galleria Property. However, if the insurance premiums for a stand-alone policy covering terrorist acts exceeds the Terrorism Premium
     Cap (as defined below), the borrowers will not be required to pay such premium and the lender may, at its option (1) purchase such stand-alone terrorism policy, and require that the borrowers pay the portion of the premiums equal to the Terrorism Premium Cap or (2) modify the deductible amounts, policy limits and other required policy terms to reduce the insurance premiums payable with respect to such stand-alone terrorism policy to the Terrorism Premium Cap. "TERRORISM PREMIUM CAP" means an amount equal to 150% of the aggregate amount of insurance premiums paid for physical hazard insurance for the last policy year in which coverage for terrorism was included as part of the "all risk" property policy, adjusted annually by a percentage equal to the increase in the Consumer Price Index.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -70-

TEN LARGEST MORTGAGE LOANS - PLACE PROPERTIES PORTFOLIO
--------------------------------------------------------------------------------

[PHOTOS OMITTED]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -71-

TEN LARGEST MORTGAGE LOANS - PLACE PROPERTIES PORTFOLIO
--------------------------------------------------------------------------------

[MAP OMITTED]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

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TEN LARGEST MORTGAGE LOANS - PLACE PROPERTIES PORTFOLIO
--------------------------------------------------------------------------------

----------------------------------------------------------
                  PROPERTY INFORMATION

Number of Mortgaged Real Properties                     9
Location (City/State)                             Various
Property Type                                 Multifamily
Size (units)                                        1,073
Percentage Occupancy as of November
  2004                                              83.8%
Year Built                                      1998-2000
Appraisal Value                              $123,325,000
Underwritten Occupancy                              84.0%
Underwritten Revenues                         $14,810,181
Underwritten Total Expenses                    $5,734,436
Underwritten Net Operating Income
  (NOI)                                        $9,075,745
Underwritten Net Cash Flow (NCF)               $8,846,123
----------------------------------------------------------

----------------------------------------------------------
              MORTGAGE LOAN INFORMATION

Originator                                        GCFP
Cut-off Date Principal Balance             $98,660,000
Cut-off Date Principal Balance
  PSF/Unit                                  $91,947.81
Percentage of Initial Mortgage
  Pool Balance                                    2.7%
Number of Mortgage Loans                             1
Type of Security                            Fee Simple
Mortgage Rate                                   6.439%
Original Term to Maturity (Months)                  60
Original Amortization Term
  (Months)                               Interest Only
Cut-off Date LTV Ratio                          80.00%
LTV Ratio at Maturity                           80.00%
Underwritten DSCR on NOI                         1.41x
Underwritten DSCR on NCF                         1.37x
----------------------------------------------------------

o    THE LOAN. The mortgage loan (the "PLACE PROPERTIES PORTFOLIO LOAN") is evidenced by a single note and is secured by a first mortgage encumbering nine student housing properties located in six states in the southeastern
     U.S., consisting of 1,073 apartment units and 4,046 leaseable bedrooms in the aggregate (the "PLACE PROPERTIES"). The Place Properties Portfolio Loan
     represents approximately 2.7% of the initial mortgage pool balance. The
     Place Properties Portfolio Loan was originated on December 3, 2004, has an original principal balance of $98,660,000, a principal balance as of the cut-off date of $98,660,000, and an interest rate of 6.439% per annum. The
     DSCR and LTV on the Place Properties Portfolio Loan are 1.37x and 80.00%
     respectively.

     The Place Properties Portfolio Loan, in conjunction with a $21,040,000 mezzanine loan originated by the mortgage loan seller, was used in part to retire existing first mortgage debt totaling $83,647,645.76 and a
     $22,945,662.74 mezzanine loan from Prudential Insurance Company of America.

     The loan has an initial term of 60 months and a remaining term of 58 months. Monthly payments are interest-only. The scheduled maturity date is
     December 6, 2009. Voluntary prepayment of the Place Properties Portfolio
     Loan is prohibited prior to the payment date in October 2009 and permitted on such payment date and thereafter without penalty. Defeasance with United
     States government obligations, in whole or in part, is permitted from March
     6, 2007. Notwithstanding the foregoing, from June 3, 2005 until the Place
     Properties Initial Defeasance Date, partial defeasance is permitted in conjunction with the release of any one single property, other than the
     Clayton Place property.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

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--------------------------------------------------------------------------------

o    THE PROPERTIES. The Place Properties consist of nine student housing properties, as described below. The following table presents certain information relating to the Place Properties:

                                                                                                       NOVEMBER 2004
   PROPERTY NAME             UNIVERSITY         ALLOCATED LOAN   UNITS    AMENITIES(1)   YEAR BUILT      OCCUPANCY
--------------------         ----------         --------------   -----    ------------   ----------      ---------

Clayton Place           Clayton College and      $24,540,000       221       C,F,P          1999           72.4%(3)
                          State University
River Place             State University of      $13,680,000       132    C, F, P, T,       2000           76.8%
                            West Georgia                                      V,B
Jacksonville Place       Jacksonville State      $11,120,000       132    C, F, P, T,       2000           87.9%
                             University                                       V,B
Troy Place             Troy State University      $9,440,000       108     C,F,P,V,B        2000           95.1%
Martin Place          University of Tennessee     $8,960,000        96      C,F,P,T         2000           99.2%
                             at Martin
Cape Place             Southeastern Missouri      $8,520,000        96       C,F,P          2000           88.9%
                          State University
Clemson Place           Clemson University/       $8,160,000        96        B(2)          1998           94.1%
                         Southern Wesleyan
                             University
Macon Place             Macon State College       $7,440,000        84       C,F,P          1999           75.9%
Murray Place          Murray State University     $6,800,000       108      C,F,P,T         2000           77.7%

------------------------------------

(1)  C - clubhouse, F - fitness center, P - pool, T - tennis courts, V -
     volleyball courts, B - BBQ stations.
(2)  Clemson Place residents are permitted to use the amenities at a neighboring
     Place complex, Berkeley Place which has all of the above amenities.
(3)  Phase II of Clayton opened in September, 2004. See Escrows for a description of the leaseup escrow.

     The Place Properties were all developed by the sponsor, Place Properties,
     L.P., and have a consistent design and amenity package. The Place
     Properties are three story garden style apartments built primarily in 4 bedroom/4 bathroom unit configurations with a living and kitchen common area. The apartments have washers and dryers in each of the units, internet access in each bedroom, cable TV and balconies. Common area amenities typically include a swimming pool, a club house, a fitness facility, tennis courts, outdoor volleyball courts and barbeque stations. Leases are on a per bedroom basis, limited to one student per bedroom and are primarily 12 months in term with parental guarantees.

     CAPE PLACE is located in Cape Girardeau, Missouri, approximately one mile from Southeastern Missouri State University. Southeastern Missouri State
     University is part of the State of Missouri public university system. The university was founded in 1873, as a teacher's college and has grown into a comprehensive university with more than 150 academic programs.
     Approximately 9,618 students are enrolled at the university.

     CLAYTON PLACE is located in Morrow, Georgia and primarily serves the
     Clayton College and State University which is part of the Georgia public university system. Clayton State has an enrollment of over 6,000 students as of Fall 2004. During the past six semesters, Clayton State has set university enrollment records, increasing the total number of students over this period by approximately 27.3%.

     CLEMSON PLACE is located in Clemson, South Carolina, approximately 1.8 miles from Clemson University and 1.5 miles from Southern Wesleyan
     University. Clemson University was founded in 1889 as a military college and is currently ranked in the top 50 public universities in the nation by
     U.S. News and World Reports. Approximately 17,000 students are enrolled at
     Clemson University.

     JACKSONVILLE PLACE is located in Jacksonville, Alabama, approximately one quarter mile from Jacksonville State University. Jacksonville State
     University is part of the Alabama public university system and was founded in 1883. Approximately 9,000 students are enrolled at the university.

     MACON PLACE is located in Macon, Georgia, approximately one quarter mile from Macon State College. Macon State College was founded in 1966 and currently offers both four year programs and junior college programs

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

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TEN LARGEST MORTGAGE LOANS - PLACE PROPERTIES PORTFOLIO
--------------------------------------------------------------------------------

     acting as an entry point to the Georgia university system. Approximately
     5,400 students are enrolled at Macon State.

     MARTIN PLACE is located in Martin, Tennessee, adjacent to the University of
     Tennessee's Martin campus. Founded in 1900, University of Tennessee at
     Martin is a public four-year university. Approximately 5,800 students are enrolled at this campus.

     MURRAY PLACE is located in Murray, Kentucky, approximately one mile from
     Murray State University. Founded in 1922, Murray State is a four-year public university. Approximately 10,000 students are enrolled at the university.

     RIVER PLACE is located in Carrollton, Georgia, approximately a half mile from State University of West Georgia. Founded in 1906 as an agricultural and mechanical school, State University of West Georgia became a four-year institution in 1957 and is part of the Georgia public university system.
     Approximately 10,300 students are enrolled at the university.

     TROY PLACE is located in Troy, Alabama, approximately one quarter mile from
     Troy State University. Founded in 1887, Troy State is part of the Alabama public university system. Approximately 6,600 students are enrolled at the
     Troy campus.

o    THE BORROWER. The borrowers are nine single-asset, special-purpose, bankruptcy-remote entities, each with an independent director. Legal counsel to each of the borrowers delivered a non-consolidation opinion in connection with the origination of the Place Properties Portfolio Loan. The sponsor of the borrowers is Place Properties, L.P. ("PLACE"), a privately owned student housing company among the largest developers of student housing and related facilities. Since 1998, Place has developed both on-campus and off-campus housing totaling more than 13,000 beds serving 18 colleges and universities, including over 4,100 beds at seven new developments totaling $225 million completed in 2004. An affiliate of the borrowers, Place Management Group, LLC, manages the entire developed portfolio. Place has also developed related properties, such as wellness centers, town halls and community centers, conference facilities, and parking structures. Both Place and the CEO and President of Place, Cecil
     Phillips, are guarantors of the non-recourse carveouts for the loan. Mr.
     Phillips has financed, developed, and overseen development of more than
     25,000 bedrooms of student housing at more than 25 campuses. In 1984, Mr.
     Phillips founded Phillips International, the predecessor to Place, which with clients developed and financed student housing, medical office buildings, shopping centers, multifamily housing, hotels, golf courses, and hospitality properties.

o    RELEASE OF COLLATERAL. The Place Properties Portfolio Loan permits the release of any one property (other than Clayton Place) from the lien of the mortgage after June 3, 2005 and the release of any or all of the properties after the Place Property Initial Defeasance Date, subject to the satisfaction of certain conditions, including: (i) the deposit of defeasance collateral in a minimum amount equal to 115% of the allocated loan amount of the properties being released; (ii) satisfaction of certain
     DSCR tests; and (iii) no event of default.

o    ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance and provide for collection of a minimum of $214 per unit per annum into an ongoing replacement reserve account. In addition, the borrowers deposited at closing an initial amount of $1,073,000 into the replacement reserve account to be drawn in the amount of $200 per unit per year to supplement ongoing contributions, for total reserves available per year for capital expenditures of $414 per unit. At closing, the borrowers funded a deferred-maintenance reserve of $1,025,125, which is 125% of the recommended amount specified in the property condition reports. The borrowers also funded a $450,000 prepaid rent reserve, to be maintained, subject to adjustments as specified under the loan agreement, as additional collateral for the Place Properties Portfolio loan. In the event

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -75-

TEN LARGEST MORTGAGE LOANS - PLACE PROPERTIES PORTFOLIO
--------------------------------------------------------------------------------

     such conditions are not satisfied by December 2006, the holdback amount will be held by the lender as additional collateral for the Place
     Properties Portfolio Loan.

     In addition to the reserves described above, the borrowers have escrowed a
     $3,000,000 holdback relating to the leaseup of the Clayton Place property.
     The holdback will be released in whole upon confirmation that certain finish work at the Clayton Place property is completed and paid for (and final certificates of occupancy have been issued), and achievement of (i)
     80.0% occupancy and (ii) an annualized base rent of $3,350,000 at the property. At any time prior to December 2006, a partial release of the holdback may be obtained as follows: (a) $1,000,000 released upon achievement of a 75.0% occupancy and $3,140,000 annualized base rent, or
     (b) $2,000,000 released upon achievement of a 78.0% occupancy and
     $3,270,000 annualized base rent.

o    LOCK BOX AND CASH MANAGEMENT. The loan requires a soft lock box for each of the properties. The loan documents require the Place Properties Portfolio
     Borrowers to direct the property managers at each of the Place Properties to deposit rent checks into local property lock box accounts within 48 hours of receipt. All local property lock boxes are automatically swept into a central lender-controlled account as follows: (i) daily for the first five business days of the calendar month, and (ii) twice a week thereafter, including the last day of the month. On each regularly scheduled payment date, any amounts in the lender-controlled account, after payment of debt service, required reserves and approved operating expenses, are swept into a lockbox account established under the mezzanine loan described below, unless an event of default is continuing or the DSCR (as calculated pursuant to the terms of the loan documents) at the end of any quarter falls below 1.10x, at which point a cash-trap period will commence
     (and will continue until such time that the event of default has been cured or such DSCR is restored for two consecutive calendar quarters). During a cash-trap period, all remaining cash (after payment of debt service, reserves, approved operating expenses and the debt service payment due under the mezzanine loan described below) is required to be deposited into a cash collateral account (which may be applied to the debt upon an event of default under the Place Properties Portfolio Loan).

o    PROPERTY MANAGEMENT. Place Management Group, LLC, an affiliate of the borrower, is the property manager for all of the properties developed by
     Place (including all of the Place Properties), which totals more than
     13,000 beds at 22 properties in 18 campuses. The property manager receives a management fee on the Place Properties equal to 3.0% of the gross revenue. The lender may require the borrower terminate the manager following one or more of the following events: (i) the occurrence and continuance of an event of default; (ii) 30 days after notice from the lender to a borrower that the manager has engaged in fraud, gross negligence, malfeasance or willful misconduct arising from or in connection with its performance under the management agreement, or the manager's default under the management agreement which is not cured within any applicable cure period provided under the management agreement; (iii) a change in control of manager, or (iv) if the DSCR on the Place Properties
     Portfolio Loan is less than 1.10 for any two consecutive quarters.

o    MEZZANINE OR SUBORDINATE INDEBTEDNESS. Concurrent with the origination of the Place Properties Portfolio Loan, the mortgage loan seller originated a
     $21,040,000 mezzanine loan to Place Mezz Borrower, LLC, which is the owner of 100% of the ownership interests in each of the borrowers, as well as the owner of three additional properties. The mezzanine loan has an interest rate equal to 6.439% per annum and a maturity date of December 6, 2009, which is coterminous with the Place Properties Portfolio Loan. The mezzanine loan is secured by a pledge of the equity interests in the borrowers and a pledge of the equity interests of the owners of the additional properties. The mezzanine loan is subject to cash management controls as set forth in the loan agreement for the mezzanine loan. The mezzanine loan is under commitment to be sold to Carbon Capital II, Inc., which shall, upon and in the event of such sale, acquire the mezzanine loan subject to the intercreditor agreement between the mezzanine lender and the holder of the Place Properties Portfolio Loan.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -76-

TEN LARGEST MORTGAGE LOANS - PLACE PROPERTIES PORTFOLIO
--------------------------------------------------------------------------------

     Pursuant to the intercreditor agreement between the lender under the Place
     Properties Portfolio Loan and the mezzanine loan, the mezzanine lender has the right to cure a default under the Place Properties Portfolio Loan and the right to purchase the Place Properties Portfolio Loan at par upon the occurrence of certain events of default. Under the intercreditor agreement, the holder of the Place Properties Portfolio Loan may not amend the loan documents for the Place Properties Portfolio Loan if the amendment increases the interest rate or principal amount of the Place Properties
     Portfolio Loan, modifies the maturity date or otherwise amends certain specified terms. Upon the occurrence of an event of default under the mezzanine loan documents, the mezzanine lender may foreclose upon the partnership or membership interests in the Place Properties Portfolio
     Borrowers, which would result in a change of control with respect to the
     Place Properties Portfolio Borrowers and could result in a change in the management of the Place Properties. Transfer of the mezzanine lender's interest in the mezzanine loan is governed by the terms of the intercreditor agreement, which prohibits transfers of more than 49% of the mezzanine lender's interest in the mezzanine loan unless such transfer is to a qualified transferee under the intercreditor agreement or rating agency approval has been obtained.

o    TERRORISM INSURANCE. The loan documents require the borrowers to maintain terrorism insurance in an amount equal to 100% of the replacement cost of the Place Properties.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Goldman, Sachs & Co., Greenwich Capital
Markets, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit
Suisse First Boston LLC and Wachovia Capital Markets, LLC (collectively the
"UNDERWRITERS") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the
Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                      -77-